[The American Funds Group (R)]

SMALLCAP WORLD FUND
1997 Annual Report
for the year ended September 30

[photos:  business meeting, portions of globe of world, portion of a clock]

MEETING THE CHALLENGES OF SMALL COMPANY INVESTING

INVESTMENT HIGHLIGHTS
Total returns for periods ended September 30, 1997 with dividends reinvested

                                       Salomon Brothers
                         SMALLCAP       World     S&P 500    MSCI
                       World Fund    Smallcap       Index    EAFE
                                        Index               Index
Twelve months             + 25.4%     + 13.5%     + 40.4%  +12.5%
Five years                +146.5      + 95.0      +156.5   +81.5
Since fund's inception    +204.4      +114.4      +251.6   +80.3
 on April 30, 1990
Average annual compound   + 16.2      + 10.8      + 18.5   + 8.3
return since inception

The Salomon Brothers World Smallcap Index tracks more than 5,100 publicly traded stocks, in 22 countries, with market capitalizations between $100 million and $1.2 billion.

Standard & Poor's 500 Composite Index tracks the 500 largest U.S. stocks. The Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index tracks large-company stocks in all major non-U.S. markets.

OUR 10 MOST SUCCESSFUL HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/97

Brightpoint (U.S. cellular phone distributor)     +260.4%
Newcourt Credit Group
(Canadian financial services)                      +186.8
Chauvco Resources (Canadian oil and gas)           +170.2
All American Communications
(U.S. television syndicator)                       +167.7
Shaw Industries (Canadian energy equipment)        +167.6
Cyberonics (U.S. medical devices)                  +158.0
Petroleum Geo-Services
(Norwegian oilfield services)                      +148.2
Avid Technology (U.S. audio/visual technology)     +138.5
Four Seasons Hotels (Canadian hotelier)            +133.1
Canandaigua Brands (U.S. wine and spirits)         +127.1

OUR 10 LEAST SUCCESSFUL HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/97

Aboitiz Equity Ventures
(Philippine infrastructure projects)                -67.9%
PictureTel (U.S. videoconferencing equipment)       -70.6
Air & Water Technologies
(U.S. pollution control)                            -71.1
Anzoil (Australian oil and gas exploration)         -71.1
Alpha-Beta Technology (U.S. biotechnology)          -72.4
Pentex Energy (U.K. oil and gas exploration)        -72.7
Epicore Network (Canadian biotechnology)            -75.4
Pilipino Telephone
(Philippine telecommunications)                     -80.8
Philippine Gold (U.K. mining)                       -85.8
First Pacific Networks (U.S. data transmission)     -99.1
Measured by changes in stock prices excluding dividends.

SMALLCAP World Fund(R) seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

SMALLCAP is one of the 28 mutual funds in The American Funds Group(R), managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

On Our Cover...

Investing in small companies presents unique challenges, requiring around-the-clock and around-the-globe attention. Read more about how your fund meets these challenges in the article beginning on page 4.

All market indexes cited in this report are unmanaged and include reinvestment of all distributions. Fund results were computed without a sales charge unless otherwise indicated.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

Fiscal 1997 was a wonderful year to own stocks, large or small, U.S. or non-U.S. Only an investor focusing on Asian stocks would have had a disappointing year.

Once again we are glad to report that SMALLCAP World Fund fared much better than indexes tracking its investment universe and better than most mutual funds with similar missions. If, like virtually all of the fund's shareholders, you reinvested the two income dividends totaling 12<UNDEF> a share as well as the $2.35 capital gain distribution paid last December, your total return for the 12 months ended September 30, 1997 amounted to 25.4%. Nearly all of this return occurred in the second half of the fiscal year; as you may recall, we reported a modest 0.7% increase at midyear.

This return ranked SMALLCAP World Fund fourth of the 28 small-company global mutual funds tracked by Lipper Analytical Services for the fiscal year. Over five years, the fund's 146.5% gain placed the fund second of the nine funds in existence for the period. Over its lifetime, SMALLCAP's 204.4% return ranks first among six such funds. Lipper rankings do not reflect the effects of sales charges.

NEW INDEX UNVEILED

For some time we have tracked the results of the fund's investment universe using an index called the Financial Times/S&P-Actuaries Small Cap World Index, which last year was renamed the Financial Times/S&P-Actuaries Medium-Small Cap World Index to reflect the growing size of the companies in that index.

Besides being a mouthful, the new name reflects our general concern that the FT index no longer accurately measures the results of small companies. For that reason, we worked closely with Salomon Brothers over the past year to create an index that more closely tracks the fund's investment universe.

The aptly named Salomon Brothers World Smallcap Index does just that. It measures the results of more than 5,100 publicly traded stocks in 22 markets around the world, including the U.S. These stocks have market capitalizations between $100 million and $1.2 billion - virtually the same parameters we use to define SMALLCAP's universe.

This unmanaged index returned 13.5% during the fund's fiscal year, as shown in the top table at left. The FT Index gained 16.4%. Over five years, they have identical returns of 14.3% a year; the Salomon Brothers edges out the FT over SMALLCAP's lifetime 10.8% to 10.5%. While the results of the two indexes so far have been similar, we are concerned that they increasingly may diverge as the market capitalization of companies in the FT index grows larger.

TO THE BIG GO THE SPOILS

As has happened in each of the past three years, SMALLCAP far outpaced the return of stocks in its universe yet its gain still fell below that of the largest U.S. companies. The unmanaged Standard & Poor's 500 Composite Index, a widely used gauge of these stocks, rose an impressive 40.4% during SMALLCAP's fiscal year.

Small-company stocks have been somewhat overlooked as an asset class in recent years. Investors have focused on the easy money being made in the stocks of larger companies and have wondered why they should take more risk for less reward. That's a good question. Sooner or later we believe it will be answered by investors wondering how they possibly could have expected the very largest companies to continue to provide the best returns for any significant period of time.

Evidence that this trend may be at its end surfaced in the final quarter of the fund's fiscal year, when the Russell 2000 Index of smaller U.S. companies rose 14.9% versus 7.5% for the S&P 500. Some analysts attributed the small-stock rally to the cut in the capital gains tax (from 28% to 20% for assets held more than 18 months). Clearly other factors were also at work, but it is true that the tax cut increases the allure of small-company stocks, which pay little in the way of dividends and derive most of their return from capital gains.

ON THE BRIGHT SIDE

Large-company stocks may have done better, but small-company stocks did not fare poorly. As evidenced by the fund's gain, they did quite well as a group.

Your fund had particularly good results with small oil and gas companies and energy equipment firms. Many people think of the oil industry as being the province of multinational giants, but it has its share of entrepreneurs. Partly as a result of our commitment to the industry and partly as a result of spectacular returns, four of the fund's ten largest holdings are energy or energy equipment stocks.

Technology stocks also saw sharp gains, except for a brief swoon in March and April. We took advantage of this weakness to add to our technology holdings, especially in the area of networking equipment and software. These companies, which make products to help computers work together more effectively, have become one of the industry's driving forces.

Once again, media and entertainment companies treated the fund well. Not only has the business environment for movie, radio and cable TV firms been favorable, but a rising tide of mergers and acquisitions has boosted share prices. Three of the fund's holdings - Black Entertainment Television, International Family Entertainment and All American Communications - received buy-out bids during the year.

Other successes include finance and banking companies, as well as selected biotechnology firms. Two little-known areas also provided solid gains: residential security companies, which help make homeowners feel more secure, and outsourcing firms, which include temporary help and contract manufacturing. Both industries are experiencing rapid growth and steady consolidation as larger firms buy their smaller competitors.

CLOUDS ON THE HORIZON

During the year, returns outside the U.S. typically lagged those here at home. Only the relatively small markets of Turkey (+91%), Finland (+63%), Spain (+58%), Argentina (+52%), Brazil (+61%) and Mexico (+60%) did meaningfully better than the U.S. in dollar terms. Many markets in Europe did well in local currency; but, with the exception of the United Kingdom, the strength of the U.S. dollar reduced results for U.S. investors by more than 20 percentage points on average.

As always there were a few trouble spots. This year's worst markets were concentrated in Asia, which experienced a currency crisis not unlike the one that battered Latin American markets two years back. One market after another saw its currency, and then its stock market, come under attack. Investors in the region, accustomed to outsize gains, were stunned by the magnitude of the losses: Thailand (-60%), Malaysia (-45%), the Philippines (-52%) and Indonesia (-32%).

We didn't have many holdings in Asia when the crisis unfolded. Our analysts in the region, who operate out of our offices in Tokyo, Hong Kong and Singapore, have been concerned for some time that the region's rapid economic growth was obscuring a number of significant structural defects. One is the lack of attention to infrastructure - roads, water systems and the like. Equally troubling has been the lax lending standards throughout the region; as growth has stalled, banks' loan losses have skyrocketed. Overbuilding of manufacturing capacity has exacerbated the problem.

The response to the crisis, especially in Malaysia, has been anything but encouraging. The tone of the political debate has turned openly hostile to foreign investors. While the region's strengths are difficult to ignore, risk appears to outweigh reward at this juncture - although with stock prices down sharply, we're keeping an eye out for bargains.

THE MERITS OF FLEXIBILITY

The terrible beating taken by stocks in Asia illustrates the dangers of indexing and sector investing, especially on a global basis. If you don't have the flexibility to make independent judgments and invest wherever you see value, you increase the potential for extreme volatility. That's not something of which we're particularly fond.

Global diversification, in our view, has always been as much about reducing volatility as it has been about enhancing returns. In recent years, of course, diversification has been the only benefit, since investing outside the U.S. hasn't enhanced anyone's returns. But we firmly believe there will come a day when it will.

We can continue to say with some confidence that growth around the world will be fastest outside the U.S. in coming years, especially in the developing world, and fastest among smaller companies over the long run. SMALLCAP's wide diversification - representing over 500 smaller companies in 39 countries - gives you exposure to many of these opportunities.

That is the long-term view. But as events in Asia so clearly demonstrate, in the short run things can go wrong quickly even in the best of times.

With the turmoil in Asia now having unnerved investors around the world, we would urge all of our shareholders to keep a long-term perspective and maintain realistic expectations about the returns stocks can deliver over the long run. In the meantime, we will do our best to navigate these unpredictable waters and, when possible, take advantage of this volatility for you and other fund shareholders.

Cordially,
/s/ Robert B. Egelston
Robert B. Egelston
Chairman of the Board

/s/ Gordon Crawford
Gordon Crawford
President

November 14, 1997

[Begin sidebar]
CHARTING THE COURSE OF A $10,000 INVESTMENT

This chart shows how a $10,000 investment in SMALLCAP World Fund grew from April 30, 1990 - the date of the fund's inception - through September 30, 1997, the end of the fund's latest fiscal year. The high, low and closing values are shown for each year.

As you can see, that $10,000 would have grown to $28,689, even after deducting the maximum 5.75% sales charge. (Sales charges are lower for accounts of $50,000 or more.) This is significantly better than the $21,443 generated by an investment in the unmanaged Salomon Brothers World Smallcap Index, which tracks over 5,100 small-company stocks traded around the world with market capitalizations (price per share multiplied by number of shares outstanding) between $100 million and $1.2 billion - virtually the same size parameters we use when selecting stocks for the fund's portfolio. Of course, past results are not predictive of future performance.

[begin mountain chart]
$28,689/1/ SMALLCAP World Fund
$21,443 Salomon Brothers World Smallcap Index
$12,506/2/ Consumer Price Index
$10,000 Original Investment

                        Date          SMALLCAP       Date         Salomon          Date         Consumer Price

                                      World                       Bros. World                   Index /3/

                                      Fund, Inc.                  Smallcap

                                      /1/                         Index



Fiscal year 1990#

High                    7/16/90       9,963          7/90         11,442           9/90         10,295

Low                     9/28/90       8,288          9/90         8,919            4/90         10,000

Close                   9/28/90       8,288          9/90         8,919            9/90         10,295

Fiscal year 1991

High                    9/30/91       11,307         9/91         11,211           9/91         10,644

Low                     10/11/90      8,231          11/90        9,352            10/90        10,357

Close                   9/30/91       11,307         9/91         11,210           9/91         10,644

Fiscal year 1992

High                    2/12/92       12,666         2/92         11,675           9/92         10,962

Low                     10/9/91       11,140         11/91        10,797           10/91        10,659

Close                   9/30/92       11,640         9/92         10,999           9/92         10,962

Fiscal year 1993

High                    9/30/93       15,418         8/93         14,340           9/93         11,257

Low                     10/5/92       11,368         10/92        10,822           10/92        11,001

Close                   9/30/93       15,418         9/93         14,336           9/93         11,257

Fiscal year 1994

High                    2/3/94        17,254         8/94         15,655           9/94         11,590

Low                     6/24/94       15,474         11/93        13,652           10/93        11,303

Close                   9/30/94       16,744         9/94         15,390           9/94         11,590

Fiscal year 1995

High                    9/11/95       20,046         9/95         16,888           9/95         11,885

Low                     1/30/95       15,821         1/95         14,547           10/94        11,598

Close                   9/29/95       19,856         9/95         16,888           9/95         11,885

Fiscal year 1996

High                    5/20/96       23,573         5/96         19,339           9/96         12,242

Low                     12/18/95      19,323         10/95        16,284           12/95        11,908

Close                   9/30/96       22,877         9/96         18,899           9/96         12,242

Fiscal year 1997

High                    9/30/97       28,689         7/97         21,443           9/97         12,506

Low                     4/28/97       22,594         4/97         18,539           10/96        12,281

Close                   9/30/97       28,689         9/97         21,443           9/97         12,506


[end chart]

Average Annual Compound Returns for periods ended September 30, 1997
Lifetime Since inception on April 30, 1990   + 15.26%
Five years                                   + 18.36%
One year                                     + 18.21%
Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

#For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

/1/This figure, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425.

/2/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[End sidebar]

MEETING THE CHALLENGES OF SMALL COMPANY INVESTING

[photo:  portion of globe of world]

[Begin sidebar]
LIKE PARENTS WITH SMALL CHILDREN, SUCCESSFUL SMALL-COMPANY MUTUAL FUNDS MUST WATCH THEIR OFFSPRING GROW AND EVENTUALLY LEAVE.
[End sidebar]

In at least one critical way, the discipline of investing in small companies differs markedly from investing in larger firms: Successful small companies grow up. Unless you are willing to let these successes "graduate" from your portfolio, sooner or later you will no longer be investing in small companies.

This issue is particularly acute with small-company mutual funds. In addition to the challenge of companies growing larger over time, successful mutual funds attract new investors. As assets flow into the fund, you have only three choices: You can buy more of each company, you can own more stocks or you can invest in larger and larger companies.

Buying more of each company may not be possible because of ownership restrictions and may not be prudent in light of liquidity concerns, while owning more stocks may stretch an organization's resources. This explains why the path of least resistance is to retain your investments as they grow larger.

Our intention has always been to keep SMALLCAP World Fund focused on its original mission. Staying true to that small-company focus, though, has required the diligent application of several important principles.

STICK TO YOUR PLAN.

"What happens to the typical small-company fund," notes Greg Wendt, a portfolio counselor and analyst who focuses on small companies, "is that when it gets big, so do the companies it invests in. It's only natural. It takes a lot more effort to keep the portfolio focused on small companies."

In recent years, professional investors have had an even more compelling reason to stray from the small-company path. Quite simply, the stocks of larger companies have done much better. As the charts at right show, the stocks of small and large companies have exchanged leadership regularly over time. While SMALLCAP was introduced at a propitious time, near the bottom of the last big cycle in 1990, for most of the past three years large companies have led the market higher.

"SMALLCAP has done exceptionally well relative to the universe of small-company stocks," says Gordon Crawford, the fund's president. "But large company stocks have done better still. That's been frustrating, but if you believe in the inherent advantages of small-company investing, you don't want to give up the ship just because the wind's blowing against you."

The Wall Street Journal recently reported on the impact of these various trends: Small-company mutual funds now have an average market capitalization of $861 million, up from an average of $547 million in September 1993. Typically, $1.0 billion to $1.2 billion is considered the upper limit for defining a small company.

SMALLCAP's trendline looks quite different. Though the fund's assets have risen from $570 million at the end of its first fiscal year to $9.3 billion today, its average market capitalization - a widely used gauge of company size - has remained remarkably consistent near $500 million. (See chart on page 6.)

One way we've kept the portfolio focused on small companies is to "graduate" companies that clearly no longer fit the fund's parameters. We don't sell automatically when a stock reaches our guideline of $1.2 billion in market capitalization, but we do start looking for a good exit point.

"Selling your best performers is always a trade-off," says Crawford, "But you have to do it to keep true to your goals. Fortunately for SMALLCAP, our analysts continue to find more opportunities than we can take advantage of."

[Begin sidebar]
Small and large stock cycles over 70 years

[begin bar chart]



1927                  -13.76%

1928                  3.56%

1929                  -55.75%

1930                  -18.39%

1931                  -3.20%

1932                  14.02%

1933                  47.98%

1934                  6.81%

1935                  -15.12%

1936                  33.63%

1937                  -8.23%

1938                  -23.68%

1939                  21.46%

1940                  -4.68%

1941                  17.84%

1942                  9.58%

1943                  60.00%

1944                  26.14%

1945                  28.74%

1946                  10.07%

1947                  -7.74%

1948                  -2.46%

1949                  -5.93%

1950                  3.72%

1951                  -4.03%

1952                  -16.94%

1953                  -3.54%

1954                  -10.93%

1955                  -2.22%

1956                  -1.13%

1957                  1.47%

1958                  6.40%

1959                  4.18%

1960                  3.46%

1961                  -4.08%

1962                  3.02%

1963                  -0.15%

1964                  2.13%

1965                  12.76%

1966                  15.69%

1967                  47.82%

1968                  24.95%

1969                  -6.30%

1970                  -17.66%

1971                  -4.48%

1972                  -11.82%

1973                  -14.11%

1974                  5.43%

1975                  9.81%

1976                  8.64%

1977                  36.28%

1978                  49.52%

1979                  4.12%

1980                  11.20%

1981                  16.12%

1982                  1.96%

1983                  32.17%

1984                  -9.72%

1985                  -9.92%

1986                  -10.32%

1987                  -16.01%

1988                  1.88%

1989                  -15.56%

1990                  -18.67%

1991                  5.33%

1992                  1.50%

1993                  21.51%

1994                  6.80%

1995                  2.89%

1996                  -7.12%

1997                  -4.37%


[end chart]
Source: Ibbotson Associates. Large stocks - S & P 500 Index (unmanaged).

Small stocks - DFA Small Company Fund (1982-1997) and the lowest 20% of NYSE market capitalization (1927-1981). All rights reserved. All figures include reinvestment of dividends.

Over the past 70 years, the stocks of small and large companies have traded leadership roles regularly. This chart measures the difference between their returns. When the bar is above the line, small-company stocks did better; when the bar is below the line, large-company stocks had better returns.
QUARTERLY SMALL AND LARGE STOCK RETURNS OVER SMALLCAP'S LIFE

[begin bar chart]

Time Period              USA          Europe        Asia

4/30/90 - 6/30/90        -1.81%       -2.01%        12.34%

6/30/90 - 9/30/90        -8.93%       -3.27%        -0.32%

9/30/90 - 12/31/90       0.32%        -1.70%        -14.46%

12/31/90 - 3/31/91       10.02%       11.84%        7.08%

3/31/91 - 6/30/91        0.78%        -4.09%        1.91%

6/30/91 - 9/30/91        2.28%        -0.99%        -7.93%

9/30/91 - 12/31/91       -0.62%       -8.65%        -2.06%

12/31/91 - 3/31/92       7.31%        1.71%         8.35%

3/31/92 - 6/30/92        -5.01%       -0.91%        6.19%

6/30/92 - 9/30/92        0.75%        -11.02%       -12.52%

9/30/92 - 12/31/92       10.06%       -0.84%        -2.48%

12/31/92 - 3/31/93       2.53%        7.23%         -1.30%

3/31/93 - 6/30/93        2.11%        1.18%         3.20%

6/30/93 - 9/30/93        5.73%        0.64%         -0.26%

9/30/93 - 12/31/93       -1.09%       -2.03%        0.86%

12/31/93 - 3/31/94       1.44%        10.90%        -1.36%

3/31/94 - 6/30/94        -3.28%       -2.54%        -0.12%

6/30/94 - 9/30/94        2.14%        -2.29%        1.08%

9/30/94 - 12/31/94       -3.45%       -3.68%        -4.45%

12/30/94 - 3/31/95       -3.22%       -4.42%        -2.42%

3/31/95 - 6/30/95        -1.81%       0.06%         -3.60%

6/30/95 - 9/30/95        1.36%        -1.49%        -1.11%

9/30/95 - 12/31/95       -4.01%       -6.76%        -0.58%

12/31/95 - 3/31/96       -1.36%       4.36%         4.83%

3/31/96 - 6/30/96        -0.44%       2.38%         3.40%

6/30/96 - 9/30/96        -3.25%       -4.18%        -3.28%

9/30/96 - 12/31/96       -2.76%       -1.39%        -3.05%

12/31/96 - 3/31/97       -7.87%       -0.78%        1.93%

3/31/97 - 6/30/97        -2.59%       -9.03%        -13.86%

6/30/97 - 9/30/97        7.77%        -2.16%        -17.05%


[end chart]
Source: Salomon Brothers

These charts show the relationship of small- and large-company stocks by region since SMALLCAP's introduction. In the U.S., small-company stocks enjoyed strong performance in the fund's early years, with large-company stocks leading in recent years. In both Europe and Asia, large-company stocks have led most of the time.

All charts are for years ended September 30.
[End sidebar]

[Begin sidebar]
SMALLCAP'S HOLDINGS HAVE REMAINED SMALL
Average market capitalization at fiscal year-ends, in millions
[begin bar chart]

Year ended 9/30            SMALLCAP                   Median of small-cap

                                                      mutual funds

1990                       $350

1991                       $439

1992                       $416

1993                       $525                       $547

1994                       $510

1995                       $494

1996                       $447

1997                       $522                       $861


[end chart]
Source: Wall Street Journal, October 8, 1997

Market capitalization, often used as a gauge of a company's size, is calculated by multiplying a company's share price by the number of shares outstanding. SMALLCAP's average market capitalization has hovered around $500 million since its introduction, despite sharply higher total assets. (The lower figure in 1990 reflects the market decline following Iraq's invasion of Kuwait.) The typical small-company fund, on the other hand, has seen the size of its average company rise dramatically.
[End sidebar]

[Begin sidebar]
HOW BIG ARE SMALLCAP'S COMPANIES?
Ranked by market capitalization

                                             Number of             Percent of

                     Example                 Holdings              Equity Assets



$1 billion+          Four Seasons            74                    33.0%

                     Hotel

$800 million+        Village                 53                    14.4%

                     Roadshow

$600 million+        Gymboree                77                    16.5%

$400 million+        Australian              111                   16.7%

                     Provincial

                     Newspapers

$200 million+        Scandinavian            158                   14.3%

                     Broadcasting

                     System

less than            Celestial               155                   5.1%

$200 million         Seasonings


$522 million is the average market capitalization.
[End sidebar]

DO YOUR HOMEWORK.

This continuing flow of new investment ideas is the principal reason we've been able to accommodate the growth of assets while keeping the average size of the companies we invest in relatively small.

Of course, the only way you can confidently invest in as many companies as SMALLCAP does - 500 and counting, located in 39 countries - is to have the resources to identify a large number of interesting companies on a global basis. Fortunately, we do. In fact, Capital Research and Management Company
(CRMC), the fund's adviser, operates one of the world's foremost global research networks.

"The ability of our analysts to generate new ideas constantly amazes me," notes Jim Rothenberg, president of CRMC. "The size of our non-U.S. capability, in particular, is exponentially greater than all but a few firms."

Indeed, from nine offices worldwide we have more than 100 investment professionals visiting companies. The diversity of perspectives is truly telling: Our analysts and portfolio counselors come from 31 countries and speak 37 languages.

Many of our analysts focus on industries while others, particularly in developing markets, look at all the companies in a particular country or region. We also have a dedicated team of analysts looking solely at smaller companies.

"Our small-company research team fits two needs," Rothenberg adds. "First, it fills in the cracks in our industry coverage when other analysts have too many larger companies to follow. Also, many newer companies don't fit neatly in an existing industry, so you may not find them using traditional methods."

[Begin sidebar]
A continuing flow of new investment ideas is the principal reason we've been able to keep the average size of the companies we invest in relatively small. [End sidebar]

[photo:  lightbulbs]

[Begin sidebar]
"We're looking in every nook and cranny around the world for intriguing companies. They don't have to fit any preconceived pattern or description." [End sidebar]

[photo:  magnifying glass]

DON'T BET THE FARM.

The stocks of small companies can be volatile. Even a portfolio of small-company stocks, if focused around a particular theme, style or region, may fluctuate more than most investors would be comfortable with.

Unfortunately, much of the financial press and most consultants today are doing their best to pigeonhole managers into certain easily communicated styles. You're either a "growth" investor or a "value" investor, a "momentum" player or a "technician." We've always thought these exercises were nonsense: What intelligent investor would ever buy a stock that didn't offer good value?

We don't have a style; we don't invest in themes or regions or industries. We simply buy the stocks of solid companies at reasonable prices and hold them for the long run.

"Curiosity is one of our most important characteristics as an organization," explains Mark Denning, a SMALLCAP portfolio counselor based in London. "We're looking in every nook and cranny around the world for intriguing companies. They don't have to fit any preconceived pattern or description. The only thing in common is that the stocks must offer good value and the opportunity to make money over the long run."

Casting such a wide net has many benefits, especially for small-company investors. "Investing in a highly diversified, global portfolio takes a lot of the risk and a lot of the volatility out of investing in individual small companies," adds Bill Grimsley, the fund's vice chairman.

What this means in practice is that your fund's portfolio includes a wide range of companies you won't find in the typical small-company fund focused on rapid growth and cutting edge technologies. You'll find some of that, but you'll also find railroads, oil companies, construction firms, phone companies and manufacturers. And they're just as likely to be located outside the U.S. as in it.

"Our biggest gainers over the years haven't been technology stocks, or even traditional growth companies," Denning says. "Take Newcourt Credit Group, a Canadian financial services firm, or J D Wetherspoon, a chain of British pubs. KCI Konecranes, as the name implies, makes cranes, and H<UNDEF>gan<UNDEF>s of Sweden is an engineering and metallurgy firm. All of these stocks are selling at multiples of what we paid for them. That's not because we took unusual risks, but because we recognized the potential early."

Another way we have institutionalized the concept of diversification is with our multiple portfolio counselor system. Six people each manage a slice of SMALLCAP's portfolio, and another slice is managed cooperatively by a group of research analysts. Unlike most team-managed funds, the portfolio counselors operate independently. They are free to buy any stock that meets the fund's guidelines. SMALLCAP's portfolio is the sum of all these individual decisions.

[Begin sidebar]

RESEARCHING COMPANIES AROUND THE WORLD

[illustration: Map of the world with the following countries color-coded to represent Capital's research visits in 1996:
Argentina, Brazil, Canada, Chile, Colombia, Jamaica, Mexico, Panama, Peru, Venezuela, United States, Venezuela, Bulgaria, Croatia, Czech Republic, Egypt, Greece, Israel, Poland, Russia, Turkey, Ukraine, Ghana, Kenya, Namibia, South Africa, Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Taiwan, Thailand, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom. Map also shows Capital's offices' locations: Los Angeles, New York, Washington DC, San Francisco, London, Tokyo, Singapore, Hong Kong, Geneva]

Capital's analysts made more than 7,500 visits in the past year to companies in 54 countries.

Research Calls
North America       5,159     Europe           1,501
Central and South             Eastern Europe      26
America               211     Pacific Basin    1,013
Africa                 48

WHERE ARE SMALLCAP'S PORTFOLIO COMPANIES LOCATED?

Geographical distribution of net assets on September 30, 1997



The Americas                     60.6%



United States                    51.8%

Canada                           6.9

Mexico                           1.1

Other Latin America              .8



Europe                           17.5%



United Kingdom                   5.8%

Sweden                           3.4

Norway                           2.0

France                           .9

Austria                          .8

Ireland                          .8

Germany                          .7

Spain                            .7

Finland                          .5

Other Europe                     1.9



Asia/Pacific                     9.8%



Australia                        3.6%

Hong Kong                        1.5

New Zealand                      1.4

Japan                            1.1

Other Asia                       2.2



Other countries                  1.9%



Cash & Equivalents               10.2%



Total                            100.0%


[End sidebar]

[Begin sidebar]
THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

[pie chart representing the multiple portfolio counselor system]

Six portfolio counselors manage a portion of SMALLCAP's assets, with decisions made independently. Another portion - representing 40% of the fund - is managed by a group of research analysts.
[End sidebar]

"With the multiple portfolio counselor system, everyone focuses on what he or she does best," explains Rob Lovelace, another portfolio counselor. "Whether that's a portfolio counselor who really understands the media business or an analyst focusing on Malaysia, by balancing people with different strengths and different perspectives, we create a whole that's more than the sum of its parts."

INSIST ON ACCOUNTABILITY.

To ensure that our portfolio counselors and analysts have the best interests of fund shareholders at heart, we compensate them based on their actual results. And to promote consistency, we compensate them on their results over a four-year period rather than year-by-year (which might encourage aggressive strategies toward the end of each year).

The multiple portfolio counselor system that SMALLCAP uses, which is employed by all of the American Funds, makes it easy to track the performance of our investment professionals. That's true for both portfolio counselors and analysts because, as part of our unique process, analysts manage a portion of each fund. In SMALLCAP's case, this "research portfolio" is 40% of fund assets
- the largest of any fund in The American Funds Group.

"The principle behind the research portfolio," explains Rothenberg, "is that it's helpful to have the people closest to the companies actively involved in the investment process. That's particularly true with smaller companies; there are just so many choices that one person - or even a handful of people - simply can't understand all of them."

"The research portfolio also gets at the question of how you manage a $9 billion fund that's invested in small companies," adds Grimsley. "The answer is: You have lots of decision-makers." Indeed, there are more than 40 analysts who make investments through the research portfolio.

Capital's commitment to research is unique. It is the only investment organization of any size where research is a career on a par with - and not simply a stepping stone to - portfolio management. We encourage our investment professionals to do whatever they enjoy most and do best; if that means analyzing companies, then that's how they'll spend their careers. For that reason, we have analysts who have followed the same companies for decades, building relationships, experience and knowledge that can't be duplicated.

Our commitment to keeping the fund focused on small companies, our belief in the value of in-depth research and our use of the multiple portfolio counselor system have all contributed to SMALLCAP's success.

"I think you can fairly state that size hasn't hindered us," Crawford adds. "In fact, the size of our organization and the resources we can bring to bear have worked in the fund's favor."

Still, you might be asking yourself, "What's so important about maintaining such a strict small-company approach?" Well, we think that harkens back to the main reasons for investing in smaller companies at all: Over time they're likely to offer the fastest growth, and they offer added diversification to a portfolio of larger companies. If you don't actively work to keep the size of your holdings small, you've lost those advantages.

We also never forget the most important reason to take investing in small companies so seriously: That's why you hired us.

[photo:  business meeting]

[Begin sidebar]
Capital is the only investment organization of any size where research is a career on a par with - and not simply a stepping stone to - portfolio management.
[End sidebar]

SMALLCAP World Fund
INVESTMENT PORTFOLIO  September 30, 1997



Industry Diversification
Business & Public Services                                                               10.42%
Broadcasting & Publishing                                                                 9.10%
Health & Personal Care                                                                    8.19%
Energy Sources                                                                            5.86%
Merchandising                                                                             5.34%
Other Industries                                                                         50.88%
Cash & Equivalents                                                                       10.21%

                                                                                       Percent
                                                                                            of
                                                                                           Net
                                                                                        Assets
Largest Equity-Type Holdings
Newcourt Credit Group                                                                     1.17%
Fletcher Challenge Energy                                                                 1.04
J. Ray McDermott                                                                           .90
Brightpoint                                                                                .78
Camco International                                                                        .75
Smedvig                                                                                    .70
Westwood One                                                                               .67
Consolidated Stores                                                                        .65
CBT Group                                                                                  .63
Cablevision Systems                                                                        .62

                                                                                                                  Percent
                                                                                     Shares or         Market          of
EQUITY-TYPE SECURITIES                                                               Principal          Value         Net
(common and preferred stocks and convertible debentures)                                Amount          (000)      Assets

Business & Public Services - 10.42%
CBT Group PLC (American Depositary Receipts) (Ireland)/1/                               725,000         58,181         .63
ABR Information Services, Inc. (USA) /1,2/                                            1,550,000         42,819         .46
Vanstar Corp. (USA) /1,2/                                                             2,200,000         33,550
Vanstar Financing Trust, 6.75% convertible preferred /2,4/                              175,000          7,263         .44
Primark Corp. (USA) /1,2/                                                             1,350,000         39,909         .43
ISS-International Service System A/S, Class B (Denmark)/1/                            1,221,041         39,135         .42
Franklin Covey Co. (formerly Franklin Quest Co.) (USA) /1,2/                          1,350,000         37,716         .41
Banta Corp. (USA)                                                                     1,350,000         37,631         .41
MSC Industrial Direct Co., Inc.,  Class A (USA) /1/                                     760,500         34,983         .38
Corporate Services Group PLC (United Kingdom) /2,4/                                   6,760,398         23,077
Corporate Services Group PLC/2/                                                       3,300,000         11,265         .37
BDM International, Inc. (USA) /1/                                                     1,233,300         30,987         .34
Allied Waste Industries, Inc. (USA) /1/                                               1,256,700         24,034         .26
Universal Health Services, Inc., Class B (USA) /1/                                      500,000         21,625         .23
Snyder Communications, Inc. (USA) /1/                                                   775,200         21,318         .23
Borg-Warner Security Corp. (USA) /1/                                                  1,000,000         19,500         .21
Pinkerton's, Inc. (USA) /1,2/A35                                                        810,000         18,630         .20
Physician Sales & Service, Inc. (USA) /1/                                               940,000         18,330         .20
ENVOY Corp. (USA) /1/                                                                   600,000         17,138         .19
Protection One, Inc. (USA) /1,2/                                                        920,000         16,848         .18
Pricer AB, Class B (Sweden)                                                             568,750         16,610         .18
Rhon-Klinikum AG, preferred shares (Germany)                                            154,000         16,517         .18
MemberWorks Inc. (USA) /1/                                                              733,000         16,401         .18
Dr Solomon's Group PLC (American Depositary Receipts) (United Kingdom)/1/               635,000         16,113         .17
Pittston Brink's Group (USA)                                                            400,000         16,025         .17
Saskatchewan Wheat Pool, non-voting shares, Class B (Canada)                          1,125,000         15,432         .17
Choicepoint, Inc.  (USA) /1/                                                            400,000         14,950         .16
Concord EFS, Inc. (USA) /1/                                                             529,400         14,294         .15
SCB Computer Technology, Inc. (USA) /1,2/                                               562,350         11,809         .13
CCC Information Services Group Inc. (USA) /1/                                           529,100         11,243         .12
Rental Service Corp. (USA)/1/                                                           500,000         11,219         .12
Australian Hospital Care Ltd. (Australia) /1/                                         6,700,000         10,728
Australian Hospital Care Ltd., subscription rights                                    1,340,000            339         .12
Precision Response Corp. (USA) /1,2/                                                  1,398,000         10,835         .12
APCOA Parking AG (Germany) /2/                                                          120,800         10,625         .12
Rollins, Inc. (USA)                                                                     440,000         10,505         .11
Strategic Distribution, Inc. (USA) /1,2/                                              1,890,000         10,454         .11
National Surgery Centers, Inc. (USA) /1/                                                454,500          9,885         .11
Bally Total Fitness Holding Corp. (USA)/1/                                              560,500          9,669         .11
American Disposal Services, Inc. (USA) /1/                                              300,000          9,375         .10
MicroAge, Inc. (USA) /1/                                                                300,000          8,700         .09
G&K Services, Inc., Class A (USA)                                                       247,000          8,583         .09
Sapient Corp. (USA) /1/                                                                 166,300          8,461         .09
PMT Services, Inc. (USA) /1/                                                            545,000          8,448         .09
Flughafen Wien AG (Austria)                                                             200,000          8,275         .09
Bell & Howell Co. (USA)/1/                                                              250,000          8,109         .09
InaCom Corp. (USA) /1/                                                                  200,000          7,438         .08
CompuCom Systems, Inc. (USA) /1/                                                        800,000          7,400         .08
American Healthcorp, Inc. (USA) /1,2/                                                   522,000          7,373         .08
Alternative Resources Corp. (USA)/1/                                                    300,000          7,088         .08
Freepages Group PLC (United Kingdom)                                                 11,250,000          6,627         .07
Prosolvia AB, Class B (Sweden)/4/                                                       210,100          6,608         .07
Eagle River Interactive, Inc. (USA) /1/                                                 600,000          6,450         .07
Newalta Corp. (Canada)                                                                1,000,000          6,261         .07
Brunel International NV (Netherlands) /1/                                               297,255          6,216         .07
Vincam Group, Inc. (USA) /1/                                                            203,100          5,839         .06
Kanamoto Co., Ltd. (Japan)                                                            1,088,000          5,688         .06
More Group PLC (United Kingdom)                                                         475,000          5,405         .06
International Container Terminal Services, Inc., 1.75% convertible
 debentures 2004 (Philippines)                                                       $5,905,000          5,196         .06
PRT Corp. of America Units (USA)/1,2,3,4/                                                48,631          3,191
PRT Corp. of America, 4.00% convertible preferred/1,2,3,4,5/                             27,565          1,809         .05
Thomas Group, Inc. (USA) /1,2/                                                          388,500          4,953         .05
Henry Schein, Inc. (USA) /1/                                                            127,500          4,558         .05
UroCor, Inc. (USA)/1/                                                                   500,000          4,375         .05
Filofax Group PLC (United Kingdom)/2/                                                 1,956,000          4,167         .05
Staff Builders, Inc., Class A (USA)/1/                                                1,180,000          2,876         .03
MDC Corp., Class A (Canada) /1/                                                         433,333          2,698         .03
Triple P NV (Netherlands)/1/                                                            985,000          2,093         .02
InteliData Technologies Corp. (USA)/1/                                                  670,000          2,010         .02
Air & Water Technologies Corp., Class A (USA) /1/                                       203,000            419         .00

Broadcasting & Publishing - 9.10%
Westwood One, Inc. (USA)/1/                                                           1,943,100         61,693         .67
Cablevision Systems Corp., Class A (USA)/1/                                             910,000         57,103         .62
Antena 3 de Radio, SA (Global Depositary Receipts) (Spain) /1,2,3,4/                      1,500         39,207         .42
FLEXTECH PLC (United Kingdom) /1/                                                     3,979,600         38,635         .42
BET Holdings, Inc., Class A (USA) /1/                                                   662,100         35,009         .38
HSN, Inc. (USA) /1/                                                                     822,400         33,410         .36
United Video Satellite Group, Inc., Class A (USA) /1/                                 1,200,000         33,300         .36
NTL Inc. (USA)/1/                                                                     1,250,000         32,969         .36
CanWest Global Communications Corp. (Canada)                                          1,554,946         30,221         .33
United Television, Inc. (USA)                                                           250,000         26,063         .28
Scottish Media Group PLC (formerly Scottish Television PLC) (United Kingdom)          2,300,000         25,429         .27
Ackerley Group, Inc.(formerly Ackerley Communications, Inc.) (USA)                    1,285,000         23,210         .25
Emmis Broadcasting Corp., Class A (USA) /1/                                             476,100         22,734         .25
Ascent Entertainment Group, Inc.(USA) /1,2/                                           1,930,000         22,195         .24
Jones Intercable, Inc., Class A (USA) /1/                                             1,705,000         21,526         .23
Scandinavian Broadcasting System SA (Denmark - Incorporated in Luxembourg) /1,2         887,900         21,310         .23
Marieberg Tidnings A (Sweden)                                                           707,750         19,640         .21
Young Broadcasting Inc., Class A (USA)/1/                                               557,000         19,077         .21
Chrysalis Group PLC (United Kingdom)/2/                                               1,824,000         16,780         .18
Scholastic Corp. (USA) /1/                                                              408,800         16,148         .17
United International Holdings, Inc., Class A (USA) /1/                                1,295,000         15,864         .17
TCA Cable TV, Inc. (USA)                                                                400,000         15,600         .17
Central European Media Enterprises Ltd., Class A (USA - Incorporated in
Bermuda) /1/                                                                            555,000         14,846         .16
Data Broadcasting Corp. (USA)/1,2/                                                    2,000,000         13,500         .15
Adelphia Communications Corp., Class A (USA) /1/                                      1,008,100         12,223         .13
Comcast UK Cable Partners Ltd., Class A (United Kingdom - Incorporated
in Bermuda) /1/                                                                       1,150,000         11,788         .13
Baton Broadcasting Inc. (Canada)                                                        940,000         11,567         .12
Australian Provincial Newspapers Holdings Ltd. (Australia)                            5,402,537         10,098         .11
@Entertainment Inc. (USA) /1/                                                           635,000         10,001         .11
Shaw Communications Inc., Class B (Canada)                                            1,050,000          9,729         .11
New Straits Times Press (Malaysia) Bhd. (Malaysia)                                    3,175,000          9,595         .10
Primedia Ltd. (South Africa)                                                          1,650,000          9,535         .10
Wegener Arcade CV A (formerly Wegener NV) (Netherlands)                                 433,000          8,727         .09
Modern Times Group MTG AB, Class  B   (Sweden) /1/                                      884,000          6,892
Modern Times Group MTG AB, Class A  /1/                                                 203,440          1,559         .09
Gaylord Entertainment Co., Class A (USA)                                                295,050          7,616         .08
Grupo Radio Centro, SA de CV (American Depositary Receipts) (Mexico)                    420,000          7,271         .08
Century Communications Corp., Class A (USA)/1/                                          900,000          6,863         .07
ValueVision International, Inc., Class A (USA)/1/                                     1,370,000          6,508         .07
NRJ SA (France)                                                                          47,284          6,434         .07
Capital Radio PLC (United Kingdom)                                                      735,000          5,706         .06
Nasionale Pers Beperk (South Africa)                                                    534,900          5,688         .06
Matav-Cable Systems Media Ltd. (American Depositary Receipts) (Israel) /1/              320,000          5,480         .06
MIH Holdings Ltd. (South Africa)                                                      1,835,300          5,480         .06
Prime Television Ltd. (Australia)                                                     2,192,227          4,924         .05
TCI Music, Inc., Series A (formerly DMX Inc.) (USA) /1/                                 642,500          4,738         .05
Schibsted ASA (Norway)                                                                  252,800          4,425         .05
Southern Starr Group Ltd. (Australia)                                                 2,870,000          3,535         .04
Investec - Consultoria Internacional, SA (Portugal)                                      99,000          3,532         .04
HIT Entertainment PLC (United Kingdom)                                                  700,000          3,389         .04
Pacific Media PLC (United Kingdom) /1,2/                                             88,249,124          1,780         .02
Dorling Kindersley Holdings PLC (United Kingdom)                                        261,900          1,205         .01
ENDEMOL Entertainment Holding BV (Netherlands)                                           20,000            493         .01

Health & Personal Care - 8.19%
Orthodontic Centers of America, Inc. (USA) /1/                                        1,970,000         39,400         .43
IDEC Pharmaceuticals Corp. (USA) /1/                                                    920,000         38,525         .42
PathoGenesis Corp. (USA) /1,2/                                                        1,035,000         36,743         .40
Scotia Holdings PLC (United Kingdom) /2/                                              5,062,200         36,603         .40
Andrx Corp. (USA) /1,3,4/                                                               730,000         31,554         .34
Mentor Corp. (USA)                                                                      800,000         25,400         .27
Millennium Pharmaceuticals, Inc. (USA) /1/                                            1,250,000         24,375         .26
Vertex Pharmaceuticals Inc. (USA) /1/                                                   630,000         23,783         .26
Cytyc Corp. (USA) /1,2/                                                                 933,700         23,459         .25
Acuson Corp. (USA) /1/                                                                  850,000         23,162         .25
SONUS Pharmaceuticals, Inc. (USA) /1,2,4/                                               442,500         18,585
SONUS Pharmaceuticals, Inc. /1,2/                                                       107,500          4,515         .25
Gilead Sciences, Inc. (USA) /1/                                                         500,000         22,187         .24
Zonagen, Inc. (USA) /1/                                                                 590,800         21,269         .23
Thermedics Inc. (USA)/1/                                                              1,050,000         19,819         .21
i-STAT Corp. (USA) /1,2/                                                                727,000         16,903
i-STAT Corp. /1,2,4/                                                                    125,000          2,906         .21
Kos Pharmaceuticals, Inc. (USA)/1/                                                      550,000         19,662         .21
Protein Design Labs, Inc. (USA) /1/                                                     500,000         19,375         .21
COR Therapeutics, Inc. (USA) /1,2/                                                    1,150,000         19,119         .21
Ranbaxy Laboratories Ltd. (Global Depositary Receipts)(India)                           553,500         11,485
Ranbaxy Laboratories Ltd.                                                               241,235          4,243         .17
Paragon Trade Brands, Inc. (USA) /1,2/                                                  787,700         14,622         .16
Pharmacyclics, Inc. (USA) /1,2,4/                                                       580,000         14,355         .16
Sano Corp. (USA) /1,2,4/                                                                600,000         14,325         .15
Cyberonics, Inc. (USA) /1,2,4/                                                          494,000          7,966
Cyberonics, Inc. /1,2/                                                                  370,800          5,979         .15
Anesta Corp. (USA) /1,2/                                                                550,000         12,787         .14
Physio-Control International Corp. (USA) /1/                                            750,000         12,703         .14
NeoPath, Inc. (USA)/1/                                                                  622,800         12,145         .13
Gedeon Richter Ltd. (Global Depositary Receipts) (Hungary)                              110,000         11,660         .13
Grupo Casa Autrey, SA de CV (American Depositary Receipts) (Mexico)                     500,000         11,437         .12
Nobel Biocare AB (Sweden)                                                               740,000         11,245         .12
Vical Inc. (USA) /1/                                                                    700,000          9,888         .11
Technical Chemicals and Products, Inc. (USA) /1,2/                                      600,000          9,600         .10
Martek Biosciences Corp. (USA)/1/                                                       600,000          9,000         .10
Genelabs Technologies, Inc. (USA) /1,2/                                               2,085,000          8,861         .10
PerSeptive Biosystems, Inc. (USA)/1/                                                    684,581          8,215
PerSeptive Biosystems, Inc., warrants, expire 2003 /1/                                    5,419             16         .09
ImClone Systems Inc. (USA) /1/                                                        1,000,000          8,125         .09
OrthoLogic Corp. (USA) /1/                                                            1,250,000          7,656         .08
Creative BioMolecules, Inc. (USA)/1/                                                    700,000          7,525         .08
Neose Technologies, Inc. (USA) /1/                                                      400,000          7,200         .08
SEQUUS Pharmaceuticals, Inc. (USA) /1/                                                  800,000          6,900
SEQUUS Pharmaceuticals, Inc., warrants, expire 4/17/98/1/                                80,832             44         .08
Intercardia, Inc. (USA) /1/                                                             300,000          6,750         .07
Gensia Sicor Inc. (formerly Gensia Pharmaceuticals, Inc.) (USA)                         964,000          6,688         .07
KeraVision, Inc. (USA) /1,2/                                                            795,000          6,658         .07
Digene Corp. (USA) /1/                                                                  500,000          6,437         .07
Virbac SA (France)                                                                       47,300          4,222         .05
CIMA LABS INC. (USA)/1,2/                                                               565,500          3,817         .04
Cardiovascular Diagnostics, Inc. (USA) /1,2/                                            412,500          3,712         .04
SIBIA Neurosciences, Inc. (USA) /1/                                                     410,000          3,434         .04
Ethical Holdings PLC (American Depositary Receipts)(United Kingdom) /1/                 675,000          3,080         .03
NPS Pharmaceuticals, Inc. (USA) /1/                                                     300,000          2,775         .03
T Cell Sciences, Inc. (USA) /1,2,4/                                                     800,000          1,700
T Cell Sciences, Inc. /1,2/                                                             500,000          1,063         .03
InSite Vision Inc. (USA) /1/                                                            350,000          1,619
InSite Vision Inc./1,4/                                                                 200,000            925
InSite Vision Inc., warrants, expire 2001 /1,4/                                          50,000             69         .03
ImmuLogic Pharmaceutical Corp. (USA) /1/                                                750,000          2,484         .03
Neurocrine Biosciences, Inc. (USA) /1/                                                  249,000          2,381         .02
Alpha-Beta Technology, Inc. (USA) /1/                                                   695,000          2,063         .02
Vision-Sciences, Inc. (USA) /1/                                                         484,500          1,332         .01
Life Medical Sciences, Inc. (USA)/1/                                                    295,000          1,143         .01

Energy Sources - 5.86%
Fletcher Challenge Energy (New Zealand)                                              21,339,310         96,495        1.04
Chauvco Resources Ltd., Class A  (Canada)                                             2,061,300         45,210         .49
Premier Oil PLC (United Kingdom) /2/                                                 51,251,227         42,394         .46
Ranger Oil Ltd. (Canada)                                                              4,350,000         40,776         .44
Oil Search Ltd.  (Australia)                                                         13,740,000         31,656
Oil Search Ltd. /4/                                                                   2,300,000          5,299         .40
Hardy Oil & Gas PLC (United Kingdom)                                                  6,037,900         33,134         .36
QCT Resources Ltd. (Australia)                                                       27,043,028         32,132         .35
Ramco Energy PLC (United Kingdom) /2/                                                 1,597,000         28,095         .30
Paramount Resources Ltd. (Canada) /2/                                                 2,493,000         24,001         .26
ELAN Energy Inc. (Canada) /1,2/                                                       3,212,000         23,715         .25
Novus Petroleum Ltd. (Australia) /2/                                                  5,670,461         21,527         .23
Forcenergy Inc (USA) /1/                                                                526,300         20,427         .22
Cabre Exploration Ltd. (Canada) /1,2/                                                   993,400         19,235         .21
Abacan Resource Corp. (Canada) /1,2/                                                  4,762,400         14,823
Abacan Resource Corp. /1,2/                                                             947,000          2,959         .19
Encal Energy Ltd. (Canada)                                                            4,335,000         16,788         .18
American Exploration Co. (USA)/1/                                                       500,000          9,500         .10
Arcon International Resources PLC (Ireland)                                          11,798,000          7,426         .08
Rubis & Cie (France)                                                                    214,000          5,061         .05
Black Sea Energy Ltd. (Canada)                                                        1,950,000          4,517         .05
World Fuel Services Corp. (USA)                                                         178,300          4,435         .05
Pentex Energy PLC (United Kingdom)                                                   14,480,000          3,506         .04
Aminex PLC (Ireland) /4/                                                              3,250,000          3,410         .04
Orbit Oil & Gas Ltd. (Canada) /2/                                                     2,681,000          2,523         .03
Cultus Petroleum New NL (Australia)  /4/                                                580,000          1,240
Cultus Petroleum NL                                                                     210,000            449         .02
Anzoil NL (Australia) /1,2/                                                          40,600,000          1,441         .01
Providence Resources (Ireland)                                                       11,798,000            686         .01

Merchandising - 5.34%
Consolidated Stores Corp. (USA) /1/                                                   1,445,312         60,522         .65
Zale Corp. (USA) /1,2/                                                                1,950,000         50,578         .55
Gymboree Corp. (USA) /1,2/                                                            1,535,600         39,926         .43
Sports Authority, Inc. (USA) /1/                                                      1,233,300         22,970
Sports Authority, Inc., 5.25% convertible debentures 2001 /4/                       $11,000,000         10,093         .36
Williams-Sonoma, Inc. (USA) /1/                                                         475,000         20,306
Williams-Sonoma, Inc., 5.25% convertible debentures 2003/4/                          $3,500,000          5,880         .28
Fabri-Centers of America, Inc., Class A (USA) /1,2/                                     525,000         12,141
Fabri-Centers of America, Inc., non-voting shares, Class B /1,2/                        525,000         11,386         .25
DFS Furniture Co. PLC (United Kingdom)                                                2,097,700         20,653         .22
Dickson Concepts (International) Ltd.  (Hong Kong - Incorporated in Bermuda)          5,477,199         20,423         .22
Talbots, Inc. (USA)                                                                     675,300         19,288         .21
Mobel Walther AG, non-voting, preferred shares (Germany)                                260,000         12,910
Mobel Walther AG                                                                         88,000          4,619         .19
Bilia AB, Class A (Sweden)                                                            1,085,000         16,488         .18
AnnTaylor, Inc. (USA)/1/                                                                955,900         14,219         .15
Controladora Comercial Mexicana, SA de CV Units (Mexico)                             10,737,000         13,743         .15
Michaels Stores, Inc. (USA)/1/                                                          400,000         12,225         .13
Migros Turk TAS (Turkey)                                                             13,634,675         11,940         .13
Garden Ridge Corp. (USA) /1/                                                            795,000         11,627         .13
Piercing Pagoda, Inc. (USA) /1,2/                                                       335,000         10,636         .12
Hanover Direct, Inc. (USA) /1/                                                        6,280,440         10,598         .11
Hornbach Holding AG, preferred shares (Germany)                                         142,650         10,119         .11
Hibbett Sporting Goods, Inc. (USA) /1/                                                  300,000          8,363         .09
Homeplace Holdings, 7.00% convertible preferred (USA)/1,3/                               30,200          8,003         .09
Haverty Furniture Companies, Inc. (USA)                                                 545,000          7,698         .08
Marks Bros. Jewelers, Inc. (USA) /1,2/                                                  510,000          7,140         .08
PT Modern Photo Film Co. (Indonesia)                                                  5,320,000          6,946         .08
Chapters Inc. (Canada)                                                                  305,200          6,164
Chapters Inc., warrants, expire 1/10/98                                                  19,000            353         .07
Homac Corp. (Japan)                                                                     663,000          6,052         .07
Suburban Ostomy Supply Co., Inc. (USA) /1,2/                                            563,000          5,489         .06
Aldeasa (Spain)                                                                         215,000          4,731         .05
Liquidation World Inc. (Canada)                                                         186,000          3,736         .04
Cash Converters International Ltd. (Australia) /2/                                    9,417,563          3,040         .03
Tandy Brands Accessories, Inc. (USA) /1/                                                221,625          2,881         .03

Leisure & Tourism - 5.20%
Village Roadshow Ltd. (Australia)                                                     8,201,596         29,116
Village Roadshow Ltd., 5.50% preferred shares, Class A                                5,722,143         15,132         .48
Four Seasons Hotels Inc. (Canada)                                                     1,062,149         43,824         .47
Imax Corp. (Canada) /1,2/                                                             1,558,000         40,703         .44
Ticketmaster Group, Inc. (USA)/1,2/                                                   1,600,000         37,200         .40
Florida Panthers Holdings, Inc., Class A (USA) /1/                                      951,700         22,424
Florida Panthers Holdings, Inc., Class A  /1,4/                                         500,000         11,781         .37
Rio Hotel & Casino, Inc. (USA) /1,2/                                                  1,382,700         28,950         .31
Landry's Seafood Restaurants, Inc.(USA) /1,4/                                           926,500         27,216         .30
J D Wetherspoon PLC (United Kingdom)                                                  1,040,987         25,034         .27
Consolidated Products, Inc. (USA) /1,2/                                               1,000,000         19,438         .21
Hoyts Cinemas Ltd. (Australia)                                                        9,228,022         18,452         .20
AAPC Ltd. (Australia) /2/                                                            38,618,333         15,948
AAPC Ltd.  /2,4/                                                                         61,978             26         .17
CINAR Films Inc., Class B (Canada) /1/                                                  415,300         15,833         .17
Spelling Entertainment Group Inc. (USA) /1/                                           1,500,000         13,781         .15
Cheesecake Factory Inc. (USA) /1/                                                       450,000         12,403         .13
Alliance Communications Corp., non-voting shares, Class B (Canada) /1,2/                519,000          6,556
Alliance Communications Corp., Class A /1,2/                                            322,700          4,029         .12
Morton's Restaurant Group, Inc. (USA)/1,2/                                              415,000         10,168         .11
All American Communications, Inc., Class B (USA)/1/                                     370,000          8,418         .09
Station Casinos, Inc. (USA) /1/                                                       1,005,000          8,166         .09
Capital Corp. PLC (United Kingdom)                                                    2,900,000          7,840         .09
WHG Resorts & Casinos, Inc. (USA) /1,2/                                                 380,000          7,790         .09
Norsk Lotteridrift ASA (Norway) /2/                                                     965,000          7,424         .08
Gaumont SA (France)                                                                      94,835          6,701         .07
Silicon Gaming, Inc. (USA) /1,3,4/                                                      426,666          6,400         .07
Lions Gate (Canada)/3/                                                                2,075,000          6,083         .07
Penske Motorsports, Inc. (USA)/1/                                                       164,800          5,531         .06
Tourism Asset Holdings Ltd. (Australia)                                               5,531,713          5,210         .06
Mandarin Oriental Hotel Group Ltd. (Hong Kong)                                        4,040,217          4,081         .04
Mainframe Entertainment, Inc. (Canada)                                                  516,000          4,015         .04
Filmes Lusomundo, SA, preferred shares (Portugal)                                       292,500          2,190         .02
Golden Harvest Entertainment (Holdings) Ltd. (Hong Kong)                             10,400,000          1,721         .02
MovieFone, Inc., Class A (USA)/1/                                                       240,900          1,325         .01

Banking - 3.51%
First Financial Corp. (USA)                                                           1,250,000         42,578         .46
Keystone Financial, Inc. (USA)                                                          787,500         29,728         .32
Associated Banc-Corp (USA)                                                              605,340         27,278         .29
FirstMerit Corp. (USA)                                                                  680,000         18,360         .20
UST Inc. (USA)                                                                          700,000         17,850         .19
Citizens Banking Corp. (USA)                                                            376,600         16,570         .18
Banco de Galicia y Buenos Aires SA, Class B (American Depositary Receipts)
(Argentina) /1/                                                                         555,730         16,464         .18
Fulton Financial Corp. (USA)                                                            547,540         16,221         .18
Provident Bankshares Corp. (USA)                                                        283,500         16,160         .17
Fort Wayne National Corp. (USA)                                                         450,000         16,031         .17
Imperial Bancorp (USA) /1/                                                              400,000         14,950         .16
Yapi ve Kredi Bankasi AS (Turkey)                                                   552,522,220         13,801         .15
Washington Federal Savings and Loan Assn. (USA)                                         428,248         12,687         .14
First Midwest Bancorp, Inc. (USA)                                                       312,500         11,719         .13
Carolina First Corp. (USA)                                                              528,400         11,559         .12
AMCORE Financial, Inc. (USA)                                                            504,000         11,466         .12
Dah Sing Financial Holdings Ltd. (Hong Kong)                                          2,170,000          9,115         .10
Commerce Bancorp, Inc. (USA)                                                            232,905          9,054         .10
International Bank of Asia Ltd. (Hong Kong)                                          10,497,000          8,411         .09
Bank Handlowy w Warszawie SA (Global Depositary Receipts) (Poland) /1/                  189,000          2,674         .03
Sterling Financial Corp. (USA) /1/                                                      138,000          2,631         .03

Energy Equipment - 2.83%
J. Ray McDermott SA (USA) /1/                                                         1,700,000         83,300         .90
Camco International, Inc. (USA)                                                         990,700         69,101         .75
Smedvig ASA, Class A (Norway)                                                         1,340,000         40,478
Smedvig ASA, non-voting shares, Class B                                                 812,500         24,200         .70
Shaw Industries Ltd., Class A (Canada)                                                  595,000         23,387         .25
Petroleum Geo-Services ASA (American Depositary Receipts) (Norway)/1/                   314,500         21,268         .23

Chemicals - 2.78%
Valspar Corp. (USA)                                                                   1,281,000         40,191         .42
OM Group, Inc. (USA)                                                                    900,000         35,944         .39
Airgas, Inc. (USA)/1/                                                                 1,844,200         31,236         .34
Cambrex Corp. (USA)                                                                     550,000         25,644         .28
Kalon Group PLC (United Kingdom)                                                      9,030,000         24,995         .27
Mycogen Corp. (USA) /1/                                                                 900,000         21,150         .23
McWhorter Technologies, Inc. (USA) /1,2/                                                706,000         17,738         .19
Polymer Group, Inc. (USA) /1/                                                         1,285,000         16,544         .18
Holliday Chemical Holdings PLC (United Kingdom)                                       4,912,500         14,510         .16
Georgia Gulf Corp. (USA)                                                                450,300         13,790         .15
Ferro Corp. (USA)                                                                       150,000          5,728         .06
NuCo2 Inc. (USA) /1/                                                                    330,000          5,362         .06
Landec Corp. (USA)/1,2/                                                                 690,000          3,709         .04
Epicore Network Inc. (Canada)/2/                                                      1,405,000            509         .01

Electronic Instruments - 2.43%
Plantronics, Inc. (USA) /1,2/                                                         1,000,000         37,750         .41
Tokyo Seimitsu Corp. (Japan)                                                            894,000         24,112         .26
ThermoQuest Corp. (USA) /1/                                                           1,010,000         20,200         .22
Trimble Navigation Ltd. (USA) /1/                                                     1,000,000         19,625         .21
LoJack Corp. (USA) /1,2/                                                              1,347,000         19,195         .21
Disco Corp. (Japan)                                                                     575,000         18,610         .20
CIDCO Inc. (USA) /1,2/                                                                  913,000         17,575         .19
Milltronics Ltd. - Milltronics Ltee (Canada)/2/                                         900,000         12,671         .15
ASM Pacific Technology Ltd. (Hong Kong)                                              13,969,000         12,277         .13
Horiba, Ltd. (Japan)                                                                    890,000          9,676         .10
Vivid Technologies, Inc. (USA) /1,2/                                                    600,000          9,300         .10
Lumonics Inc. (Canada) /1/                                                              460,000          9,157         .10
ANTEC Corp. (USA)/1/                                                                    570,000          6,697         .07
Harmonic Lightwaves, Inc. (USA)/1/                                                      300,000          4,912         .05
Micronic Laser Systems AB (Sweden) /3,4/                                                400,000          2,009         .02
Voice Control Systems, Inc. (USA) /1/                                                   247,000            957         .01

Transportation: Shipping - 2.37%
Knightsbridge Tankers Ltd. (Bermuda) /2/                                              1,105,000         31,285         .34
Stolt-Nielsen SA, Class B (American Depositary Receipts) (Multinational)              1,040,000         30,160         .33
ICB Shipping AB, Class B (Sweden)                                                     1,667,000         25,223         .27
Skibsaksjeselskapet Storli, Class A (Norway)                                            540,000         12,310
Skibsaksjeselskapet Storli, Class B                                                     455,000         10,340         .24
Bona Shipholding Ltd. (Norway)                                                        1,370,000         18,372         .20
Orient Overseas (International) Ltd. (Hong Kong - Incorporated in Bermuda)           21,715,000         15,717         .17
Nordic American Tanker Shipping Ltd.(Bermuda) /1,2/                                     762,000         14,288         .15
Nordstrom & Thulin AB, Class B (Sweden) /1/                                           3,618,300         12,718         .14
Benor Tankers Ltd. (Norway)  /2/                                                      1,240,000         11,027         .12
MIF Ltd. (Multinational)/2/                                                             668,202         10,634         .11
London & Overseas Freighters Ltd. (Bermuda)/2/                                        4,833,000          7,098         .08
Ugland International Holdings PLC (United Kingdom)                                    5,000,000          6,698         .07
Wah Kwong Shipping Holdings Ltd. (Hong Kong)                                          5,713,000          6,202         .07
IMC Holdings Ltd. (Hong Kong)                                                         8,198,000          4,000         .04
Waterfront Shipping ASA (Norway) /1/                                                  3,340,000          3,725         .04

Electronic Components - 2.36%
Flextronics International Ltd. (USA-Incorporated in Singapore) /1,2/                    825,000         39,291         .42
Pioneer-Standard Electronics, Inc. (USA) /2/                                          1,660,000         28,531         .31
Littelfuse, Inc. (USA) /1/                                                              800,000         27,900         .30
Alliance Semiconductor Corp. (USA) /1,2/                                              2,510,000         24,786         .27
PMC-Sierra, Inc. (USA) /1/                                                              890,700         22,713         .25
S3 Inc. (USA) /1/                                                                     1,600,000         18,800         .20
Rogers Corp. (USA)/1/                                                                   370,000         16,002         .17
Trident Microsystems, Inc. (USA)/1,2/                                                   825,000         14,541         .16
QPL International Holdings Ltd. (Hong Kong)                                          11,010,000          9,961         .11
ITI Technologies, Inc. (USA) /1/                                                        285,200          8,128         .09
Accton Technology Corp. (Global Depositary Receipts) (Taiwan) /1/                     1,274,900          7,618         .08
First Pacific Networks, Inc. (USA)/1/                                                   850,000              8
First Pacific Networks, Inc., warrants, expire 2000 /1,3/                               250,000              0
First Pacific Networks, Inc., convertible preferred, Series H /1,3,4/                     1,000              0         .00

Financial Services - 2.05%
Newcourt Credit Group Inc. (Canada)                                                   2,880,000        108,300        1.17
OM Gruppen AB (Sweden)/2/                                                             1,443,100         49,295         .53
CB Commercial Real Estate Services Group, Inc. (USA)/1/                                 500,000         16,000         .18
MoneyGram Payment Systems, Inc. (USA) /1,2/                                             878,600         15,760         .17

Industrial Components - 1.90%
Federal-Mogul Corp. (USA)                                                             1,245,000         46,221         .50
Superior TeleCom Inc. (USA) /1/                                                         600,000         23,625         .26
Tower Automotive, Inc. (USA) /1/                                                        514,500         23,153         .25
Applied Technologies, Inc.(USA)                                                         490,350         16,886         .18
Material Sciences Corp. (USA)/1,2/                                                    1,000,000         14,250         .15
Semperit AG Holding, Class B (Austria)                                                  114,250         12,433
Semperit AG Holding, Class B New                                                         11,937          1,302         .15
Koito Manufacturing Co., Ltd. (Japan)                                                 1,670,000         10,741         .12
Finnveden Invest AB, Class B (Sweden)                                                   300,000          7,770         .08
Standard Products Co. (USA)                                                             280,000          7,367         .08
Kolbenschmidt AG (Germany) /1/                                                          450,000          6,895         .07
Innovative International (Holdings) Ltd. (Hong Kong)                                 18,361,707          5,458
Innovative International (Holdings) Ltd., warrants, expire 8/31/99                    1,836,170             89         .06

Miscellaneous Materials & Commodities - 1.78%
Intertape Polymer Group Inc. (Canada) /2/                                             1,500,000         36,375         .39
Hoganas Eldfast AB, Class B (Sweden)                                                    935,000         33,545         .36
Sealed Air Corp. (USA)/1/                                                               400,000         21,975         .24
Carbide/Graphite Group, Inc. (USA) /1,2/                                                511,800         17,401         .19
Delta and Pine Land Co. (USA)                                                           460,900         14,835         .16
Sinocan Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                          33,120,000         12,200         .13
Ashton Mining Ltd. (Australia - Incorporated in Bermuda)                              7,600,000          9,856         .12
PT PP London Suymatra Indonesia (Indonesia)                                           5,486,400          6,742         .07
Arisawa Manufacturing Co. (Japan) /1/                                                   411,000          5,866         .06
PT Mulia Industrindo (Indonesia)                                                     20,528,000          3,942         .04
New Indigo Resources (Canada)                                                           600,000          2,172         .02

Food & Household Products - 1.74%
Metro-Richelieu Inc., Class A (Canada)                                                3,010,000         35,296         .38
Smithfield Foods, Inc. (USA) /1/                                                        900,000         27,000         .29
Tingyi (Cayman Islands) Holding Corp. (China - Incorporated in the
Cayman Islands)                                                                      65,600,000         13,057
Tingyi (Cayman Islands) Holding Corp., 1.625% convertible debentures 2002            $8,000,000          7,460         .22
Grupo Industrial Maseca, SA de CV, Class B (American Depository Receipts) (Mexi       1,026,400         18,603         .20
Hazlewood Foods PLC (United Kingdom)                                                  7,500,000         18,097         .20
Geest PLC (United Kingdom)                                                            2,250,000         13,073         .14
Berisford International PLC (United Kingdom)                                          3,000,000          8,473         .09
Celestial Seasonings, Inc. (USA) /1,2/                                                  260,000          8,060         .09
Sadia Concordia SAIC, preferred shares (Brazil)                                       6,800,000          6,763         .07
Ben & Jerry's Homemade, Inc., Class A (USA) /1/                                         400,000          5,150         .06

Machinery & Engineering - 1.73%
KCI Konecranes International Corp. (Finland) /2/                                        975,000         40,409         .44
Svedala Industri AB (Sweden)                                                          1,418,000         33,166         .36
Thermo Fibertek Inc. (USA) /1/                                                        1,600,000         18,800
Thermo Fibertek Inc., 4.50% convertible debentures 2004 (USA)/1/                     $4,000,000          4,200         .25
Crompton & Knowles Corp. (USA)                                                          678,400         18,020         .19
Greenfield Industries, Inc. (USA)                                                       511,900         14,717         .16
Sig Inhaber (Switzerland)                                                                 3,740         10,906         .12
UMW Holdings Bhd. (Malaysia)                                                          4,066,000          8,150         .08
Miura Co., Ltd. (Japan)                                                                 500,000          6,224         .07
Thermo Power Corp. (USA)/1,2/                                                           620,000          5,154         .06
Stevens International, Inc., Class A, warrants, expire 10/30/97 (USA) /1,3/               8,333              0

Data Processing & Reproduction - 1.72%
HNC Software Inc. (USA) /1,2/                                                         1,145,000         45,514         .49
Indus Group, Inc. (USA) /1/                                                           1,235,000         19,760         .21
Avid Technology, Inc. (USA) /1/                                                         600,000         19,500         .21
Cerner Corp. (USA) /1/                                                                  775,000         18,552         .20
Edify Corp. (USA) /1,2/                                                               1,055,000         15,166         .16
Mentor Graphics Corp. (USA) /1/                                                       1,050,000         12,731         .14
PictureTel Corp. (USA) /1/                                                              999,500         10,370         .11
Altron Inc. (USA) /1/                                                                   425,000          7,066         .08
Macromedia, Inc. (USA) /1/                                                              555,000          6,695         .07
Cylink Corp. (USA) /1/                                                                  165,000          2,609         .03
Verity, Inc. (USA) /1/                                                                  248,800          1,213         .02
SoftQuad International Inc. (Canada)/1/                                                 270,000            405         .00

Metals:  Nonferrous - 1.22%
Capral Aluminium Ltd. (Australia) /2/                                                12,237,825         37,770         .41
Kaiser Aluminum Corp. (USA)/1/                                                        1,850,000         26,247         .28
Century Aluminum Co. (USA)                                                              955,000         16,832         .18
ERAMET (France) /4/                                                                     226,910         10,241
ERAMET                                                                                   61,802          2,789         .14
QNI Ltd. (Australia)                                                                  9,011,900         12,405         .14
International Precious Metals Corp. (Canada) /1,2/                                    1,155,000          6,786         .07

Telecommunications - 1.08%
Mobile Telecommunication Technologies Corp. (USA)/1,2/                                3,525,000         57,061         .62
Nera ASA (Norway) /2/                                                                 3,287,500         20,418         .22
Globalstar Telecommunications Ltd. (USA)/1/                                             200,000         10,500         .11
M-Cell Ltd.(South Africa)                                                             4,300,400          5,912         .06
Centennial Cellular Corp. (USA) /1/                                                     300,000          5,138         .06
Pilipino Telephone Corp. (Philippines) /1/                                            3,125,000            825         .01

Insurance - 1.08%
Independent Insurance Group PLC (United Kingdom)                                      1,630,000         29,991         .32
Mutual Risk Management Ltd. (USA)                                                       400,000         20,325         .22
Harleysville Group Inc. (USA)                                                           375,000         15,750         .17
Executive Risk Inc. (USA)                                                               150,000         10,256         .11
Selective Insurance Group, Inc. (USA)                                                   195,000         10,043         .11
Liberty Corp. (USA)                                                                     200,000          9,050         .10
Unipol Priv (Italy)                                                                   2,220,000          4,188         .05

Wholesale & International Trade - 1.04%
Brightpoint, Inc. (USA) /1,2/                                                         1,566,250         72,635         .78
Daewoo Corp. (South Korea)                                                            1,400,000          9,890         .11
Lazare Kaplan International Inc. (USA) /1,2/                                            500,000          7,688         .08
Kamei Corp. (Japan)                                                                     693,000          6,154         .07

Real Estate - 1.04%
Unibail (France)                                                                        379,000         37,285         .40
Castellum AB  (Sweden) /1/                                                            2,375,000         22,910         .25
Cadiz Land Co., Inc. (USA)/1,2/                                                       1,665,000         11,863
Cadiz Land Co., Inc. /1,2,4/                                                            250,000          1,781         .15
Newhall Land and Farming Co. (USA)                                                      463,600         11,184         .12
Diligentia AB (Sweden)                                                                  800,000         10,783         .12

Recreation & Other Consumer Products - 1.00%
WMS Industries Inc. (USA) /1/                                                           900,000         27,169         .29
ACTIVISION, Inc. (USA) /1,2,4/                                                          570,000          8,550
ACTIVISION, Inc./1,2/                                                                   330,000          4,950         .14
Galoob Toys, Inc. (USA) /1/                                                             850,000         12,538         .14
Midway Games Inc. (USA) /1/                                                             440,500         11,673         .13
Acclaim Entertainment, Inc. (USA) /1/                                                 1,860,000          9,416         .10
Infogrames Entertainment (France)                                                        51,000          6,517
Infogrames Entertainment, 2.00% convertible debentures 2002                              $9,000          1,460         .09
Crystal Dynamics, Inc., convertible preferred, Series D (USA) /1,3,4/                   533,334          4,000         .04
China - Hongkong Photo Products Holdings Ltd. (Hong Kong - Incorporated
in Bermuda)                                                                          12,060,000          3,975         .04
Koei Co., Ltd. (Japan)                                                                  234,900          2,437         .03

Beverages & Tobacco - 1.00%
Brau-Union Goss-Reininghaus-osterreichische Brau AG (Austria)                           271,900         16,247         .18
Corporate Investments Ltd. (New Zealand)/2/                                          25,500,000         15,189         .16
Pepsi-Gemex, SA de CV (Global Depositary Receipts) (Mexico)                             685,000         11,688
Pepsi-Gemex, SA de CV                                                                   600,000          1,727         .14
BBAG osterreichische Brau-Beteiligungs-AG (Austria)                                     180,220          9,864         .11
Canandaigua Brands Inc., Class A (USA) /1/                                              200,000          9,425         .10
Quilmes Industrial SA, preferred shares (American Depositary Receipts)
(Argentina)                                                                             600,000          9,300         .10
Guinness Anchor Bhd. (Malaysia)                                                       4,830,000          7,447         .08
San Miguel Brewery Hong Kong Ltd. (Hong Kong)                                        11,600,000          4,498         .05
Al-Ahram Beverages (Global Depositary Receipts) (Egypt)/1/                              120,000          3,780         .04
Matthew Clark PLC (United Kingdom)                                                      849,759          3,360         .04

Transportation: Rail & Road - 0.93%
Swift Transportation Co., Inc. (USA) /1/                                                950,000         30,044         .32
Werner Enterprises, Inc. (USA)                                                          800,000         19,400         .21
Tranz Rail Holdings Ltd.(American Depositary Receipts) (New Zealand)                  1,051,200         17,345         .19
M.S. Carriers, Inc. (USA)/1/                                                            466,400         12,418         .13
Simon Transportation Services Inc., Class A (USA) /1/                                   300,000          7,088         .08

Textiles & Apparel - 0.90%
Wolford Group (Austria)/2/                                                              324,000         29,259         .32
Esprit Asia Holdings Ltd. (Hong Kong)                                                36,314,000         18,891         .20
Hartmarx Corp. (USA) 1                                                                1,287,400         11,104         .12
St. John Knits, Inc. (USA)                                                              225,000         10,111         .11
Saha-Union Corp. Ltd. (Thailand)                                                      8,488,300          7,093         .08
PT Indo-Rama Synthetics (Indonesia)                                                   7,952,700          4,886         .05
Gargoyles, Inc. (USA)/1/                                                                360,000          2,160         .02

Multi-Industry - 0.75%
Industriforvaltnings AB Kinnevik, Class B  (Sweden)                                     884,000         19,800
Industriforvaltnings AB Kinnevik, Class A                                               203,440          4,543         .26
SA D'Ieteren NV (Belgium)                                                               103,883         22,296         .24
Corporacion Financiera Alba, SA (Spain)                                                 178,449         19,958         .22
Aboitiz Equity Ventures (Philippines)                                                76,346,940          3,179         .03

Appliances & Household Durables - 0.58%
Pittway Corp., Class A (USA)                                                            458,000         29,741         .32
Gemstar International Group Ltd. (USA) /1/                                              960,900         24,023         .26

Utilities: Electric & Gas - 0.57%
Australian Gas Light Co. (Australia)                                                  3,895,920         26,476         .29
Energen Corp. (USA)                                                                     576,400         20,498         .22
Capex SA, Class A (Global Depositary Receipts)(Argentina)                               334,200          5,723         .06

Electrical & Electronics - 0.54%
Elsag Bailey Process Automation NV (Netherlands)/1/                                     716,600         12,093         .13
ERG Ltd. (Australia)                                                                  9,014,840          7,184         .08
Johnson Electric Holdings Ltd. (Hong Kong - Incorporated in Bermuda)                  2,544,000          6,938         .08
TriGem Computer Inc. (South Korea)                                                      400,000          6,922         .07
Tandberg Television AS (Norway)                                                         720,000          5,793         .06
Powerwave Technologies, Inc. (USA) /1/                                                  120,000          4,650         .05
Gilat Satellite Networks Ltd. (Israel)/1/                                               100,000          3,689         .04
Celeritek, Inc. (USA) /1/                                                               158,000          2,804         .03

Building Materials & Components - 0.51%
Futuris Corp. Ltd. (Australia)                                                       10,553,316         15,559         .17
Puerto Rican Cement Co., Inc. (USA)/2/                                                  371,000         14,886         .16
Apasco, SA de CV (Mexico)                                                             1,322,620         10,116         .11
Cia. Cimento Portland Itau, preferred shares (Brazil)                                23,200,000          7,091         .07

Forest Products & Paper - 0.51%
Caraustar Industries, Inc. (USA)                                                        810,000         27,742         .30
Deltic Timber Corp. (USA)                                                               592,857         19,379         .21

Construction & Housing - 0.33%
Palm Harbor Homes, Inc. (USA) /1/                                                       483,281         14,257         .15
Ryland Group, Inc. (USA)                                                                739,700         13,130         .14
Corporacion Geo, SA de CV, Class B (Mexico)                                             543,568          3,429         .04

Metals: Steel - 0.28%
Tubos de Acero de Mexico, SA  (American Depositary Receipts) (Mexico) /1/             1,000,000         23,187         .25
Ispat Industries Ltd., 3.00% convertible debentures 2001 (India)                     $4,700,000          2,397         .03

Automobiles - 0.15%
Mahindra & Mahindra Ltd. (India)                                                        550,000          5,896
Mahindra & Mahindra Ltd. (Global Depositary Receipts)                                   250,000          2,937         .10
Qingling Motors Co., Ltd., 3.50% convertible debentures 2002 (China) /1,4/           $4,500,000          4,928         .05

Gold Mines - 0.13%
Avocet Mining PLC (United Kingdom)/2,4/                                               1,500,000          3,607
Avocet Mining PLC /2/                                                                   600,000          1,443         .06
Ashanti Goldfields Co. Ltd. (Ghana)                                                     400,000          4,080         .04
Navan Resource PLC (Ireland)                                                          1,000,000          2,098         .02
Philippine Gold PLC (United Kingdom) /2/                                              2,453,700          1,089         .01

Transportation: Airlines - 0.12%
Philippine Airlines Inc. (Philippines)/3/                                            64,494,643          9,457         .10
PR Holdings, Inc., subscription rights (Philippines) /1,3,4/                          1,730,000          1,681         .02

Equity Common Trusts - 0.10%
Atle AB, Class A (Sweden)                                                               600,000          9,078         .10

Aerospace & Military Technology - 0.03%
Orbital Sciences Corp., 5.00% convertible debentures 2002  (USA)                     $2,500,000          2,731         .03

Miscellaneous - 4.59%
Other equity-type securities in initial period of acquisition                                          425,211        4.59
                                                                                                  ----------- -----------
TOTAL EQUITY-TYPE SECURITIES (cost: $6,445,467,000)                                                  8,310,995       89.79
                                                                                                  ----------- -----------

                                                                                     Principal
                                                                                        Amount
SHORT-TERM SECURITIES                                                                    (000)

Corporate Short-Term Notes - 8.36%
Svenska Handelsbanken 5.51% due 10/9-12/9/97                                            $74,300         73,831         .80
National Australia Funding (Delaware) Inc. 5.48%-5.50% due 10/6-11/18/97                 70,800         70,504         .76
Societe Generale 5.495%-5.53% due 10/2-12/17/97                                          61,000         60,476         .65
ANZ (Delaware) Inc. 5.49% due 10/28-10/29/97                                             59,000         58,738         .64
General Electric Capital Corp. 5.50%-6.50% due 10/1-12/10/97                             58,500         58,201         .63
Glaxo Wellcome PLC 5.49%-5.50% due 11/4-12/11/97 /4/4                                    56,700         56,280         .61
Abbey National North America 5.47%-5.50% due 10/17-12/23/97                              54,100         53,747         .58
Canada Bills 5.44%-5.51% due 10/8-11/3/97                                                48,500         48,401         .52
Ritz American Holdings 5.49%-5.52% due 10/27-11/12/97  /4/                               45,000         44,765         .48
Panasonic Finance Inc. 5.48%-5.50% due 11/4-11/14/97  /4/                                43,000         42,749         .46
Ford Credit Europe PLC 5.51%-5.52% due 10/16-12/3/97                                     42,200         41,991         .45
Bayer AG 5.48%-5.50% due 11/18-12/19/97 /4/                                              41,500         41,086         .44
Daimler-Benz North America Corp. 5.50%-5.51% due 10/17-12/19/97                          40,000         39,641         .43
Rank Xerox Capital (Europe) PLC 5.47%-5.50% due 10/3-10/10/97                            39,000         38,950         .42
Arco British Ltd. 5.50%-5.53% due 10/16-10/30/97 /4/                                     25,000         24,909         .27
Toronto-Dominion Holdings Inc. 5.50% due 10/14/97                                        20,000         19,957         .22

Federal Agency Discount Notes - 0.86%
Freddie Mac (formerly Federal Home Loan Mortgage Corp.) 5.43%-5.44% due 10/6-12          43,400         43,126         .47
Fannie Mae (formerly Federal National Mortgage Assn.) 5.40%-5.45% due 11/4-11/2          36,600         36,369         .39

U.S. Treasury Bills - 0.48%
5.065%  due 2/12/98                                                                      45,000         44,161         .48

Non-U.S. Currency - 0.05%
Taiwanese Dollars                                                                 NT$  137,800           4,825         .05

                                                                                                  -----------    --------
TOTAL SHORT-TERM SECURITIES (cost: $902,914,000)                                                       902,707        9.75
                                                                                                  -----------    --------
TOTAL INVESTMENT SECURITIES (cost: $7,348,381,000)                                                   9,213,702       99.54

Excess of cash and receivables over payables                                                           42,450        0.46
                                                                                                  -----------    --------
NET ASSETS                                                                                          $9,256,152      100.00
                                                                                                  ===========    ========

1  Non-income-producing securities.
2 Represents an affiliated company as defined under the Investment Company Act of 1940.
3 Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
4  Valued under procedures established by the fund's Board of Directors.
5 Payment in kind. The issuer has the option of paying additional securities in lieu of cash.


The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


See Notes to Financial Statements

EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE  MARCH 31, 1997

@Entertainment
ABR Information Services
Aldeasa
Alliance Semiconductor
Allied Waste Industries
AMCORE Financial
American Exploration
American Healthcorp
Aminex
Andrx
Arisawa Manufacturing
Atle
Avocet Mining
Bally Total Fitness
Bank Handlowy w Warszawie
Bilia
Black Sea Energy
Borg-Warner Security
Brunel International
Carolina First
Cash Converters
Castellum
CB Commercial Real Estate Services Group
CCC Information Services Group
Chapters
Cheesecake Factory
Choicepoint
CompuCom Systems
Concord EFS
Cultus Petroleum
Daewoo
Diligentia
Disco
Elsag Bailey Process Automation
Esprit Asia Holdings
Forcenergy
Fort Wayne National
Fulton Financial
G&K Services
Gargoyles
Georgia Gulf
Globalstar Telecommunications
Grupo Casa Autrey
Grupo Industrial Maseca
Hartmarx
HIT Entertainment
HNC Software
Hoyts Cinemas
Imperial Bancorp
InaCom
Independent Insurance Group
ITI Technologies
Landry's Seafood Restaurants
Life Medical Sciences
Lions Gate
Liquidation World
Mainframe Entertainment
Marieberg Tidnings
J. Ray McDermott
MemberWorks
MicroAge
Micronic Laser Systems
Modern Times Group
MoneyGram Payment Systems
Mutual Risk Management
Navan Resource
Nera
Neurocrine Biosciences
New Indigo Resources
Newhall Land and Farming
Nobel Biocare
Norsk Lotteridrift
NPS Pharmaceuticals
Orbital Science
Penske Motorsports
Pentex Energy
Pepsi-Gemex
Piercing Pagoda
Pinkerton's
Pittway
PMC-Sierra
PMT Services
Precision Response
Prosolvia
Providence Resources
QPL International Holdings
Rental Service
Rollins
S3
Sano
Scholastic
Sig Inhaber
Snyder Communications
St. John Knits
TCA Cable TV
Tokyo Seimitsu
Tourism Asset Holdings
Tower Automotive
Trident Microsystems
United Video Satellite Group
Waterfront Shipping
WHG Resorts & Casinos
Zonagen


EQUITY-TYPE SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE MARCH 31, 1997

Accustaff
AGCO
ANADIGICS
APS Holding
APV
ASM International
Asturiana de Zinc
Austereo
AutoImmune
Avigen
Babcock International
BE Semiconductor Industries
Brooks Fiber Properties
C-COR Electronics
California Energy
Cambridge NeuroScience
Catena
Central Fidelity Banks
Chancellor Broadcasting
Cimarron Petroleum
COFLEXIP
Colruyt
Credence Systems
Cultor
Cypress Semiconductor
DAIKI
Dana Petroleum
Digicall
Discreet Logic
Dreco Energy Services
Duty Free International
Echelon International
Etec Systems
Fabege
Fairfax Financial Holdings
Falcon Drilling
Fluke
Garden Botanika
Giordano Holdings
Global Village Communications
Groupe
HemaSure
Hibernia
ICG Holdings
InnerDyne
Integrated Process Equipment
International Family Entertainment
Irish Continental Group
Irish Life
Jefferson BankShares
Kalmar Industries
Katz Media Group
Lafarge
Level One Communications
Lindt & Sprungli
Mattel
Maxis
McLeod
Micrel
Microchip Technology
MIDCOM Communications
Nelson Hurst
NETCOM On-Line Communication Services
Nets
Neurogen
Nippon Konpo Unyu Soko
Northstar Energy
Octel Communications
Park Electrochemical
Penn Engineering & Manufacturing
Pinnacle Systems
Premiere Radio Networks
Reading & Bates
Registry
RPM
Rykoff-Sexton
Safra Republic Holdings
Santa Anita Realty Enterprises
SFX Broadcasting
SGL Carbon
Siderca
Sinclair Broadcast Group
SR Telecom
Thiokol
Transatlantic Holdings
Trikon Technologies
TriQuint Semiconductor
Trump Hotels & Casino Resorts
Tschudi & Eitzen Shipping
UNC
United Auto
United Waste Systems
USA Waste Services
USFreightways
Vivra
William, Gothong & Aboitiz
Wyle Electronics

SMALLCAP World Fund
FINANCIAL STATEMENTS
----------------------------------------                     ------------    ------------
Statement of Assets and Liabilities
at September 30, 1997                                         (dollars in      thousands)
----------------------------------------                     ------------    ------------
Assets:
Investment securities at market:
Unaffiliated issuers (cost: $ 5,824,276)                        7,205,652
Affiliated issuers (cost: $ 1,524,105)                          2,008,050
 (cost: $7,348,381)                                                            $9,213,702
Cash                                                                                2,381
Receivables for -
 Sales of investments                                              68,020
 Sales of fund's shares                                            16,439
 Dividends and accrued interest                                     8,652          93,111
                                                             ------------    ------------
                                                                                9,309,194
Liabilities:
Payables for -
 Purchases of investments                                          37,669
 Repurchases of fund's shares                                       8,390
 Management services                                                4,892
 Accrued expenses                                                   2,091          53,042
                                                             ------------    ------------
Net Assets at September 30, 1997 -
 Equivalent to $30.72 per share on
 301,261,731 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 400,000,000 shares)                                           $9,256,152
                                                                             ============


Statement of Operations
for the year ended September 30, 1997                         (dollars in      thousands)
----------------------------------------                     ------------    ------------
Investment Income:
Income:
 Dividends (includes $ 11,476 from affiliates)                  $  63,840
 Interest                                                          46,989      $  110,829
                                                             ------------
Expenses:
 Management services fee                                           50,724
 Distribution expenses                                             17,932
 Transfer agent fee                                                 6,976
 Reports to shareholders                                              401
 Registration statement and
  prospectus                                                          879
 Postage, stationery and supplies                                   1,336
 Directors' fees                                                      134
 Auditing and legal fees                                               65
 Custodian fee                                                      1,864
 Taxes other than federal income tax                                  150
 Other expenses                                                       104          80,565
                                                             ------------    ------------
 Net investment income                                                             30,264
                                                                             ------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain (including $ 73,044 net gain from affiliates)                   756,663
Net increase in unrealized appreciation
 on investments:
 Beginning of year                                                835,994
 End of year                                                    1,865,216
  Net unrealized appreciation on investments                                    1,029,222
                                                                             ------------

 Net realized gain and unrealized appreciation
  on investments                                                                1,785,885
                                                                             ------------
Net Increase in Net Assets Resulting
 from Operations                                                               $1,816,149
                                                                             ============

Statement of Changes in Net
 Assets                                                       (dollars in      thousands)
----------------------------------------                    -------------   -------------
                                                               Year ended    September 30

                                                                      1997            1996
                                                             ------------    ------------
Operations:
Net investment income                                        $     30,264    $     37,294
Net realized gain on investments                                  756,663         595,514
Net unrealized appreciation
 on investments                                                 1,029,222         132,107
                                                             ------------    ------------
 Net increase in net assets
  resulting from operations                                     1,816,149         764,915
                                                             ------------    ------------
Dividends and Distributions Paid
 to Shareholders:
Dividends from net
 investment income                                                (32,129)        (43,854)
Distributions from net realized
 gain on investments                                             (591,521)       (441,715)
                                                             ------------    ------------
 Total dividends and
  distributions                                                  (623,650)       (485,569)
                                                             ------------    ------------
Capital Share Transactions:
Proceeds from shares sold:
 76,906,660 and 86,216,034
 shares, respectively                                           2,051,195       2,214,661
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and
 distributions of net realized
 gain on investments:
 23,876,950 and 20,219,912
 shares, respectively                                             597,206         462,452
Cost of shares repurchased:
 44,913,003 and 38,162,440
 shares, respectively                                          (1,191,845)       (974,760)
                                                             ------------    ------------
 Net increase in net assets
  resulting from capital share
  transactions                                                  1,456,556       1,702,353
                                                             ------------    ------------
Total Increase in Net Assets                                    2,649,055       1,981,699

Net Assets:
Beginning of year                                               6,607,097       4,625,398
                                                             ------------    ------------
End of year (including undistributed
net investment income: $14,749 and
$16,689, respectively)                                         $9,256,152      $6,607,097
                                                             ============    ============

See Notes to Financial Statements

                    SMALLCAP WORLD FUND
               NOTES TO FINANCIAL STATEMENTS

     1. SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

         Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

       As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

       Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

         As of September 30, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,865,321,000, of which $2,339,489,000 related to appreciated securities and $474,168,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended September 30, 1997. The cost of portfolio securities for book and federal income tax purposes was $7,348,381,000 at September 30, 1997.

     3. The fee of $50,724,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.80% of the first $1 billion of average net assets; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.67% of such assets in excess of $2 billion but not exceeding $3 billion; 0.65% of such assets in excess of $3 billion but not exceeding $5 billion; 0.635% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.625% of such assets in excess of $8 billion.

         Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1997, distribution expenses under the Plan were $17,932,000. As of September 30, 1997, accrued and unpaid distribution expenses were $1,509,000.

        American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,976,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,589,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

        Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $144,000.

        CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

     4. As of September 30, 1997, accumulated undistributed net realized gain on investments was $721,749,000 and additional paid-in capital was $6,651,425,000. The fund reclassified $75,000 of realized currency loss from undistributed net realized gain to undistributed net investment income for the year ended September 30, 1997.

        The fund made purchases and sales of investment securities, excluding short-term securities, of $3,682,802,000 and $2,840,847,000, respectively, during the year ended September 30, 1997.

        Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,864,000 includes $113,000 that was paid by these credits rather than in cash


        Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1997, such non-U.S. taxes were $4,839,000.
Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $1,067,000 for the year ended September 30, 1997.

     5. Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the fund's transactions in the securities of these issuers during the year ended September 30, 1997 is as follows:

                                                                                                              Market
                                              Beginning                                  Ending Dividend       Value
Company                                           Share    Purchases         Sales        Share   Income  at 9/30/97
                                                                                                   (000)       (000)

AAPC                                         31,116,337    7,563,974             0   38,680,311   $  149  $   15,974
Abacan Resource                               5,159,400    1,750,000     1,200,000    5,709,400        0      17,782
ABR Information Services                              0    1,550,000             0    1,550,000        0      42,819
ACTIVISION                                      900,000            0             0      900,000        0      13,500
Alliance Communications                         736,200      105,500             0      841,700        0      10,585
Alliance Semiconductor                                0    2,510,000             0    2,510,000        0      24,786
Altron    1                                     915,000       70,000       560,000      425,000        0           0
American Healthcorp                                   0      522,000             0      522,000        0       7,373
Anesta                                          460,000       90,000             0      550,000        0      12,787
AnnTaylor  1                                  1,300,000            0       344,100      955,900        0           0
ANTEC   1                                     1,370,000      653,850     1,453,850      570,000        0           0
Antena 3 de Radio                                     0        1,500             0        1,500        0      39,207
Anzoil                                       40,600,000            0             0   40,600,000        0       1,441
APCOA Parking                                   120,800            0             0      120,800      196      10,625
Ascent Entertainment                            700,000    1,230,000             0    1,930,000        0      22,195
Atwood Oceanics                                 360,000            0       360,000            0        0           0
Avid Technology   1                           1,325,000            0       725,000      600,000        0           0
Avocet Mining                                         0    2,100,000             0    2,100,000        0       5,050
Babcock International                         9,822,285            0     9,822,285            0       97           0
Benor Tankers                                   960,000      280,000             0    1,240,000      125      11,027
Brightpoint                                     710,000      856,250             0    1,566,250        0      72,635
C-COR Electronics                               600,000            0       600,000            0        0           0
Cabre Exploration                               993,400            0             0      993,400        0      19,235
Cadiz Land                                    1,290,000      625,000             0    1,915,000        0      13,644
Camco International   1                       1,575,000            0       584,300      990,700      315           0
Capral Aluminium                              8,954,587    3,283,238             0   12,237,825    3,597      37,770
Carbide/Graphite Group                          511,800            0             0      511,800        0      17,401
Cardiovascular Diagnostics                      412,500            0             0      412,500        0       3,712
Cash Converters International                 9,090,593      326,970             0    9,417,563       95       3,040
Celestial Seasonings                            250,000       10,000             0      260,000        0       8,060
Chrysalis Group                               1,600,000      224,000             0    1,824,000       76      16,780
CIDCO                                           913,000            0             0      913,000        0      17,575
CIMA LABS                                       565,500            0             0      565,500        0       3,817
Cimarron Petroleum                              723,400      116,600       840,000            0        0           0
Consolidated Products                                 0    1,000,000             0    1,000,000        0      19,438
COR Therapeutics                                900,000      250,000             0    1,150,000        0      19,119
Corporate Investments                                 0   25,500,000             0   25,500,000        0      15,189
Corporate Services Group                      3,010,398    7,050,000             0   10,060,398      653      34,342
Cyberonics                                      370,800      494,000             0      864,800        0      13,945
Cytyc                                                 0      933,700             0      933,700        0      23,459
Data Broadcasting                             2,000,000            0             0    2,000,000        0      13,500
Delta and Pine Land   1                       1,125,400      697,000     1,361,500      460,900      152           0
Edify                                           650,000      405,000             0    1,055,000        0      15,166
ELAN Energy                                   2,035,000    1,177,000             0    3,212,000        0      23,715
Epicore Networks                              1,405,000            0             0    1,405,000        0         509
ERG   1                                       8,178,961    3,979,474     3,143,595    9,014,840      178           0
Fabege                                                0   69,000,000    69,000,000            0        0           0
Fabri-Centers of America                      1,050,000            0             0    1,050,000        0      23,527
Filofax Group                                 1,956,000            0             0    1,956,000      125       4,167
Flextronics International                       825,000            0             0      825,000        0      39,291
Franklin Covey                                1,350,000            0             0    1,350,000        0      37,716
Garden Botanika                                 430,000            0       430,000            0        0           0
Genelabs Technologies   1                     2,085,000            0             0    2,085,000        0           0
Gymboree                                      1,325,000      210,600             0    1,535,600        0      39,926
Hardy Oil & Gas   1                           4,715,100    1,322,800             0    6,037,900      104           0
HNC Software                                          0    1,145,000             0    1,145,000        0      45,514
i-STAT                                          727,000      125,000             0      852,000        0      19,809
IDEC Pharmaceuticals   1                        920,000            0             0      920,000        0           0
Imax                                            360,000    1,198,000             0    1,558,000        0      40,703
ImClone Systems   1                           1,000,000            0             0    1,000,000        0           0
International Precious Metals                         0    1,155,000             0    1,155,000        0       6,786
Intertape Polymer Group                       1,500,000            0             0    1,500,000       94      36,375
Kalmar Industries                               760,100       71,500       831,600            0      353           0
KCI Konecranes International                    942,700       32,300             0      975,000      486      40,409
KeraVision                                      795,000            0             0      795,000        0       6,658
Knightsbridge Tankers                                 0    1,105,000             0    1,105,000      663      31,285
Landec                                          690,000            0             0      690,000        0       3,709
Lazare Kaplan International                           0      500,000             0      500,000        0       7,688
LoJack                                        1,145,000      202,000             0    1,347,000        0      19,195
London & Overseas Freighters                  3,716,000    1,117,000             0    4,833,000        0       7,098
M.S. Carriers   1                               837,000            0       370,600      466,400        0           0
Marks Bros. Jewelers                                  0      510,000             0      510,000        0       7,140
Material Sciences                             1,000,000            0             0    1,000,000        0      14,250
Maxis                                           630,000            0       630,000            0        0           0
McWhorter Technologies                          706,000            0             0      706,000        0      17,738
Micrel                                          475,000      123,000       598,000            0        0           0
Micro Linear                                    807,500            0       807,500            0        0           0
Microchip Technology                          1,700,000       54,000     1,754,000            0        0           0
MIF                                             200,000      468,202             0      668,202      216      10,634
Milltronics                                     290,000      610,000             0      900,000        0      12,671
Mobile Telecommunication Technologies         1,084,900    2,440,100             0    3,525,000        0      57,061
MoneyGram Payment Systems                             0      878,600             0      878,600        0      15,760
Morton's Restaurant Group                       315,000      100,000             0      415,000        0      10,168
Nera                                                  0    3,287,500             0    3,287,500        0      20,418
NETCOM On-Line Communication Services           745,000            0       745,000            0        0           0
Newcourt Credit Group   1                     1,515,000    1,515,000       150,000    2,880,000      257           0
Nordic American Tanker Shipping                 762,000            0             0      762,000        0      14,288
Norsk Lotteridrift                                    0      965,000             0      965,000        0       7,424
Novus Petroleum                               4,779,661      890,800             0    5,670,461      149      21,527
OM Gruppen                                    1,443,100            0             0    1,443,100    1,437      49,295
Orbit Oil & Gas                               2,681,000            0             0    2,681,000        0       2,523
Pacific Media                                52,249,124   36,000,000             0   88,249,124        0       1,780
Paragon Trade Brands                            650,000      137,700             0      787,700        0      14,622
Paramount Resources                             831,000    1,662,000             0    2,493,000       52      24,001
PathoGenesis                                    870,000      165,000             0    1,035,000        0      36,743
Pharmacyclics                                         0      580,000             0      580,000        0      14,355
Philippine Gold                               1,860,000      593,700             0    2,453,700        0       1,089
Piercing Pagoda                                       0      335,000             0      335,000        0      10,636
Pinkerton's                                           0      810,000             0      810,000        0      18,630
Pinnacle Systems                                470,000       15,000       485,000            0        0           0
Pioneer-Standard Electronics                          0    1,660,000             0    1,660,000      136      28,531
Plantronics                                     500,000      500,000             0    1,000,000        0      37,750
Precision Response                                    0    1,398,000             0    1,398,000        0      10,835
Premier Oil                                  50,472,549      778,678             0   51,251,227      469      42,394
Primark                                         700,000      650,000             0    1,350,000        0      39,909
Protection One                                  795,000      125,000             0      920,000        0      16,848
PRT Corp. of America                                  0       76,196             0       76,196        0       5,000
Puerto Rican Cement                             371,000            0             0      371,000      247      14,886
Ramco Energy                                    575,000    1,022,000             0    1,597,000       28      28,095
Rio Hotel & Casino                            1,382,700            0             0    1,382,700        0      28,950
Ryland Group   1                                939,700            0       200,000      739,700      422           0
Sano                                                  0      600,000             0      600,000        0      14,325
Savoy Pictures Entertainment                  1,950,000            0     1,950,000            0        0           0
Scandinavian Broadcasting System                655,000      232,900             0      887,900        0      21,310
SCB Computer Technology                         374,900      187,450             0      562,350        0      11,809
Scotia Holdings                               2,760,000    2,302,200             0    5,062,200        0      36,603
SONUS Pharmaceuticals                                 0      550,000             0      550,000        0      23,100
Stampeder Exploration                         2,780,000            0     2,780,000            0        0           0
Strategic Distribution                        1,890,000            0             0    1,890,000        0      10,454
Suburban Ostomy Supply                                0      563,000             0      563,000        0       5,489
T Cell Sciences                               1,300,000            0             0    1,300,000        0       2,763
Technical Chemicals and Products                600,000            0             0      600,000        0       9,600
Thermo Power                                    485,000      135,000             0      620,000        0       5,154
Thomas Group                                    388,500            0             0      388,500        0       4,953
Ticketmaster Group                                    0    1,600,000             0    1,600,000        0      37,200
Trident Microsystems                                  0      825,000             0      825,000        0      14,541
United TransNet                                 492,000            0       492,000            0        0           0
USFreightways                                 1,350,000            0     1,350,000            0      378           0
Vanstar                                         282,000      243,000       150,000    2,375,000        0      40,813
Verity   1                                      684,300       21,200       456,700      248,800        0           0
VISX                                            825,000      125,000       950,000            0        0           0
Vivid Technologies                                    0      600,000             0      600,000        0       9,300
WHG Resorts & Casinos                                 0      380,000             0      380,000        0       7,790
Wolford Group                                    92,000      232,000             0      324,000      227      29,259
Zale                                          1,900,000       50,000             0    1,950,000        0      50,578
Total                                                                                           $   11,47$   2,008,05

1 Represents an unaffiliated company at 9/30/97.

PER-SHARE DATA AND
RATIOS


                                             Year endedSeptember      30
                                    --------  -------- -------- -------- --------
                                        1997      1996     1995     1994     1993
-----------------------             ------------------ ---------------------------
Beginning of Year
Net Asset Value                      $   26.9 $     26. $   23.6 $   22.7 $   18.0
                                    ------------------ ---------------------------
 Income From Investment
 Operations:
  Net investment income                0.1012      0.17     0.22     0.09     0.06
  Net realized and
   unrealized gain
   on investments                      6.1688      3.32     3.79     1.83     5.56
                                    ------------------ ---------------------------
   Total income from
    investment
    operations                           6.27      3.49     4.01     1.92     5.62
                                    ------------------ ---------------------------
 Less Distributions:
  Dividends from
   net investment
   income                              (0.12)    (0.23)   (0.16)   (0.06)   (0.08)
  Distributions
   from net
   realized gains                      (2.35)    (2.45)   (1.35)   (0.97)   (0.83)
                                    ------------------ ---------------------------
   Total distributions                 (2.47)    (2.68)   (1.51)   (1.03)   (0.91)
                                    ------------------ ---------------------------
Net Asset Value, End
 of Year                             $   30.7 $     26. $   26.1 $   23.6 $   22.7
                                    ================== ===========================
Total Return/1/                        25.41%    15.21%   18.59%   8.60%   32.46%

Ratios/Supplemental
 Data:

 Net assets, end
  of year (in
  millions)                           $9,256    $6,607   $4,625   $3,497   $2,247
 Ratio of expenses
  to average net
  assets                                1.07%     1.09%   1.13%    1.12%    1.15%
 Ratio of net income
  to average net
  assets                                 .40%      .68%    .97%     .38%     .33%
 Average commissions
  paid per share/2/                    .26c     1.41c     1.00c    1.25c    1.55c
 Portfolio turnover
  rate                                42.21%    42.88%    45.63%  29.43%   25.00%

/1/ Calculated without
 deducting a sales charge.
 The maximum sales
 charge is 5.75% of the
 fund's offering price.

/2/ Brokerage commissions
 paid on portfolio
 transactions increase the
 cost of securities
 purchased or reduce the
 proceeds of securities sold
 and are not separately reflected
 in the fund's statement of
 operations. Shares traded
 on a principal basis (without
 commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded.
 Generally, non-U.S. commissions
 are lower than U.S. commissions
 when expressed as cents per share
 but higher when expressed as a
 percentage of transactions
 because of the lower per-share
 prices of many non-U.S. securities.

Independent Auditors' Report
To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the "fund"), including the schedule of portfolio investments as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
October 29, 1997

1997 Tax Information (Unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                                       Dividends and Distributions per Share
                                           From Net    From Net RealizeFrom Net Realized
To Shareholders of Rec  Payment Date   Investment IncomShort-Term GainsLong-Term Gains

December 13, 1996     December 16, 1996      $.07           $.975         $1.375
May 22, 1997          May 23, 1997            .05                                      -

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 6% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 1998 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1997 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

SMALLCAP WORLD FUND

BOARD OF DIRECTORS
AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former United States
Ambassador to Spain; former Vice Chairman of the Board, Knight-Ridder, Inc.; former Chairman and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President, Southern
California Edison Company

ALAN W. CLEMENTS
London, England
Private investor; former Executive Director - Finance,
Imperial Chemical Industries PLC

ROBERT B. EGELSTON
Los Angeles, California
Chairman of the Board of the fund
Former Chairman of the Board,
The Capital Group Companies, Inc.

ALAN GREENWAY
La Jolla, California
Private investor; President, Greenway Associates, Inc.
(management consulting services)

WILLIAM R. GRIMSLEY
San Francisco, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

E. GRAHAM HOLLOWAY
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

LEONADE D. JONES
Burlingame, California
Former Treasurer, The Washington Post Company

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.;
former President, American Public Radio
(now Public Radio International)

NORMAN R. WELDON, PH.D.
Miami Lakes, Florida
Managing Director, Partisan Management Group, Inc.;
Chairman of the Board, Novoste Corporation

PATRICIA K. WOOLF, PH.D.
Princeton, New Jersey
Private investor; lecturer,
Department of Molecular Biology, Princeton University

OTHER OFFICERS
GORDON CRAWFORD
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

GREGORY W. WENDT
San Francisco, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Vice President of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ROBERT W. LOVELACE
Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

CHAD L. NORTON
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

STEVEN N. KEARSLEY retired as Vice President and Treasurer of the fund effective May 20, 1997. He had been an officer since the fund began operations in 1990. The Directors thank him for his many contributions to the fund.

[The American Funds Group(R)]

SMALLCAP WORLD FUND

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA  BDA/FS/3216
Lit. No. SCWF-011-1197